SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "**Agreement**") is dated as of February 19, 2020 (the "**Effective Date**") by and among NSURE, Inc. a Delaware corporation (the "**Company**"), and Reliance Global Group, Inc. (the "**Purchaser**").

WHEREAS, the Purchaser desires to invest an aggregate of Twenty Million Dollars ($20,000,000.00) (the "**Maximum Funding Amount**" or "**Offering**") in the Company to be funded in an initial tranche of One Million Dollars immediately upon execution of this Agreement, of even date herewith (the "**Initial Tranche**"); a second tranche (the "**Second Tranche**") in the amount of Three Million Dollars ($3,000,000.00) (the "**Second Tranche Funding Amount**"), which is to be made not later than sixty (60) calendar days from the Effective Date, and a third tranche (the "**Third Tranche**") of Sixteen Million Dollars ($16,000,000.00) (the "**Third Tranche Funding Amount**") to be made no later than the six (6) month anniversary date from the Effective Date; (the Initial Tranche, the Second Tranche and the Third Tranche shall be referred to collectively as the "**Investment**");

WHEREAS, as consideration for the Investment, the Company wishes to sell to the Purchaser an aggregate of up Five Million Eight Hundred Thirty Seven Thousand Four Hundred Sixty Two (5,837,462) (the "**Maximum Amount**") Class A shares of the Company's common stock (the "**Common Stock**"), par value $.001 per share, at a purchase price of $3.4261 per share (the "**Investment Shares**");

WHEREAS, with the funding of the Initial Tranche, the Purchaser will purchase and the Company will sell two hundred ninety one thousand eight hundred seventy three (291,873) Investment Shares (the "**Initial Tranche Share Amount**");

WHEREAS, with the funding of the Second Tranche, the Purchaser will purchase and the Company will sell up to eight hundred seventy five thousand six hundred nineteen (875,619) Investment Shares (the " **Second Tranche Share Amount**");

WHEREAS, with the funding of the Third Tranche, the Purchaser will purchase, and the Company will sell up to four million six hundred sixty-nine thousand six hundred seventy (4,669,670) Investment Shares (the " **Third Tranche Share Amount**");

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the "**1933 Act**"), and Rule 506 of Regulation D ("**Regulation D**"), as promulgated by the United States Securities and Exchange Commission (the "**SEC**", or the "**Commission**") under the 1933 Act.

NOW, THEREFORE, in consideration of the mutual benefits to be derived hereby, the representations, warranties, covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:

"**Action**" means any action, appeal, petition, plea, charge, complaint, claim, suit, demand, litigation, arbitration, mediation, hearing, formal inquiry, or similar event, occurrence, or proceeding.

"**Affiliate**" means with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing

members or investment advisers of, or shares the same management company or investment adviser with, such Person. For purposes of this definition, the term "control" (including, with correlative meaning, the terms "controlled by" or "under common control with") means direct or indirect ownership of fifty percent (50%) or more, including ownership by one or more trusts with substantially the same beneficial interests, of the voting and equity rights of such person, firm, trust, corporation, partnership or other entity or combination thereof, or the power to direct the management of such person, firm, trust, corporation, partnership or other entity or combination thereof.

"**Board of Directors**" means the board of directors of the Company.

"**Business Day**" means any day except (i) any Saturday, (ii) any Sunday, (iii) any day which is a federal legal holiday in the United States, (iv) any day which is an official holiday in the State of New York and (v) any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

"**Closing**" means the closing of the purchase and sale of the Investment Shares pursuant to Section 2.1.

"**Closing Date**" means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to all of the conditions set forth in Section 2 hereof are satisfied or waived, as the case may be, or such other date as the parties may agree.

"**Common Stock**" shall have the meaning set forth in the Recitals to this Agreement.

"**Common Stock Equivalents**" means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

"**Company Counsel**" means Greenberg Traurig, P.A.

"**Disclosure Schedules**" means the Disclosure Schedules of the Company delivered concurrently herewith.

"**Exchange Act**" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"**Exempt Issuance**" means the issuance of (i) securities pursuant to the NSURE, Inc. 2020 or later Incentive Compensation Plan to any employee, officer, director, consultant or other person who provides services to the Company or any Related Party (as defined in the NSURE, Inc. incentive compensation plan that will be created by the Company) up to 10% of the issued and outstanding shares of the Company after Third (or earlier if there is no Third Tranche) Closing Date, (ii) securities to employees, officers, directors or consultants pursuant to any other stock or option plan duly adopted for such purpose by either a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors, (iii) securities upon the exercise or exchange of any Common Stock Equivalents (i) or clause (ii), (iv) securities upon the exercise or exchange of Common Stock Equivalents issued and outstanding on the date of this Agreement, provided that such Common Stock Equivalents have not been amended since the date of this Agreement to increase the number of such Common Stock Equivalents or to decrease the exercise price, exchange price or conversion price thereof (except for any such amendment resulting from the issuance of the Shares pursuant to this Agreement, or (v) securities issued pursuant to any bona-fide acquisition or strategic transaction approved by a majority of the disinterested members of the Board of Directors and which is not effected primarily for the purpose of raising capital for the Company, (vi) A-2 Preferred shares issued within 14 days of Effective Date of up to $750,000 and any broker fees paid in kind in A-2 Preferred shares in relation to the A-2 Preferred offering, which has been described in the Schedule 3.1 (g) hereto.

"**FCPA**" means the Foreign Corrupt Practices Act of 1977, as amended.

"**Indebtedness**" shall have the meaning ascribed to such term in Section 3.1(u).

"**Initial Closing**" shall mean the Effective Date.

"**Initial Closing Date**" shall mean the date of the Initial Closing.

"**Intellectual Property Rights**" shall have the meaning ascribed to such term in Section 3.1(m).

"**Knowledge of the Company**" or any similar expression or phrase qualifying any matter as to the knowledge of the Company shall mean the actual knowledge of the Chief Executive Officer of the Company.

"**Liens**" means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"**Material Adverse Effect**" shall have the meaning ascribed to such term in Section 3.1(b).

"**New Securities**" means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

"**OFAC**" shall have the meaning ascribed to such term in Section 3.1(z).

"**Person**" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"**Proceeding**" means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

"**Required Filings**" shall have the meaning ascribed to such term in Section 3.1(e).

"**Rule 144**" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

"**SEC Reports**" means all reports required to be filed by the Purchaser under the Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the Effective Date (or such shorter period as the Purchaser was required by law to file such material).

"**Second Closing**" means the date of funding the Second Tranche, which is not later than sixty (60) calendar days from the Effective Date.

"**Second Closing Date**" shall mean the date of the Second Closing.

"**Second Tranche Shares**" means those shares the Purchaser purchased and the Company issued at the Second Closing.

"**Securities**" means the Investment Shares.

"**Securities Act**" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"**Subsidiary**" means any Person the Company owns or controls, or in which the Company, directly or indirectly, owns a majority of the capital stock or similar interest.

"**Third Closing**" means the date of funding the Third Tranche, which is no later than the six (6) month anniversary date from the Effective Date.

"**Third Closing Date**" means the date of funding the Third Tranche, which is no later than the six (6) month anniversary date from the Effective Date

"**Third Tranche Shares**" means those shares the Purchaser purchased and the Company issued at the Third Closing.

"**Trading Day**" means a day on which the principal Trading Market is open for trading.

"**Trading Market**" means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMERICAN, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTCQX marketplace or the OTCQB marketplace (or any successors to any of the foregoing).

"**Transaction Documents**" means this Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II.
PURCHASE AND SALE

2.1 Purchase.

(a) Initial Closing. On the Initial Closing Date, the Purchaser shall purchase from the Company, and the Company shall issue and sell to Purchaser, Initial Tranche Share Amount, free and clear of all liens, pledges, claims, and encumbrances of every kind, nature, and description, at the aggregate purchase price of One Million Dollars ("**Initial Closing Purchase Price**"). Upon satisfaction or waiver of the conditions set forth in Section 3, the Initial Closing shall occur electronically or at the law offices of Greenberg Traurig, P.A. 5100 Town Center Circle, Suite 400, Boca Raton, Florida 33486, or such other location as the parties shall mutually agree. As used herein the term "**Closing**" means the Initial Closing, the Second Closing, and Third Closing and the term "**Closing Dates**" means the Initial Closing Date and the subsequent Closing Date. The term "**Initial Closing Date**" means the Effective Date or such later date when all of the transaction documents required to be executed and delivered in connection with the Initial Closing have been executed and delivered by the applicable parties thereto, and all conditions precedent to the Purchaser's obligations to purchase the Initial Tranche Shares, and the Company's obligations to issue and deliver the Initial Tranche Shares, have been satisfied or waived.

(b) Second Closing. On the Second Closing Date, the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, up to the Second Tranche Share Amount, free and clear of all liens, pledges, claims, and encumbrances of every kind, nature, and description at the aggregate purchase price of Three Million Dollars ($3,000,000.00) (the "**Second Tranche Funding Amount**"). Upon satisfaction or waiver of the conditions set forth in Section 3, the Subsequent Closing shall occur electronically or at the law offices of Greenberg Traurig, P.A. 5100 Town Center Circle, Suite 400, Boca Raton, Florida 33486, or such other location as the parties shall mutually agree. "**Second Closing Date**" means the day which is no later than sixty (60) calendar days from the Effective Date. If the Second Closing Purchase Price is not tendered by the Second Closing Date, then the Company shall not be required to issue the Second Tranche Shares or close on the sale of the Second Tranche Shares. If the Second Closing Purchase Price is not tendered by the Second Closing Date, then the Company shall not be required to issue the Third Tranche Shares or close on the sale of the Third Tranche Shares.

(c) Third Closing. On the Third Closing Date, the Purchaser shall purchase from the Company, and the Company shall issue and sell to the Purchaser, up to Third Tranche Share Amount, free and clear of all liens, pledges, claims, and encumbrances of every kind, nature, and description at the aggregate purchase price of Sixteen Million Dollars ($16,000,000.00) (the "**Third Tranche Funding Amount**"). Upon satisfaction or waiver of the conditions set forth in Section 3, the Subsequent Closing shall occur electronically or at the law offices of Greenberg Traurig, P.A. 5100 Town Center Circle, Suite 400, Boca Raton, Florida 33486, or such other location as the parties shall mutually agree. "**Third Closing Date**" means which is no later than the six (6) month anniversary date from the Effective Date. If the Third Closing Purchase Price is not tendered by the Third Closing Date, then the Company shall not be required to issue the Third Tranche Shares or close on the sale of the Third Tranche Shares.

2.2 Deliveries by the Company and the Purchaser

(a) On each applicable Closing Date, the Company shall deliver or cause to be delivered to the Purchaser the following:

(i) this Agreement duly executed by the Company;

(ii) the Initial Tranche Shares (on the Initial Closing Date), the Second Tranche Shares (on the Second Closing Date), and the Third Tranche Shares (on the Third Closing Date) in certificate form and registered in the name of the Purchaser, as specified on the signature pages hereto;

(iii) resolutions of the board of directors of the Company approving the issuance of the Investment Shares and all transactions and agreements related to the transaction;

(iv) a good standing certificate issued by the Secretary of State of the State of Delaware.

(b) On each respective Closing Date, the Purchaser shall deliver or cause to be delivered to the Company an amount equal to the Initial Closing Purchase Price, the Second Closing Purchase Price, and the Third Closing Purchase Price, in each case by wire transfer of immediately available funds to the following Company account:

Bank of America, Checking Account number: **898106046222,** Routing number (wires): **026009593.**

(c) Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its own advisers, counsel, accountants, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

(d) Closing Conditions. The obligations of the Company hereunder in connection with each Closing are subject to the satisfaction by the Purchaser, or waiver by the Company, of the following conditions:

(i) the accuracy on each respective Closing Date of the representations and warranties of the Purchaser contained herein;

(ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by Purchaser of the purchase price set forth in Section 2.1 of this Agreement;

(iv) the Subscription Amount of a Purchaser is accepted by the Company as evidenced by the Company's counter-signature on such Purchaser's signature page to this Agreement; and

(v) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents.

(a) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless such representations and warranties speak only as of a specific date, in which case they shall be accurate as of such date);

(ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed in all material respects;

(iii) the delivery by the Company of the items required to be delivered by it at or prior to Closing as set forth in Section 2.2(a) of this Agreement;

(iv) there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

(v) no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or warranty otherwise made herein only to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules or in another Section of the Disclosure Schedules, to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company hereby makes the following representations and warranties to each Purchaser:

(a) Subsidiaries. The only subsidiary of the Company is Nsure Insurance Agency INC a Florida corporation (the "**Subsidiary**"). The Company owns, directly or indirectly, all of the capital stock or other equity interests of the Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of the Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. All other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded except to the extent such reference speaks to a time in the past or future with respect to a Subsidiary.

(b) Organization and Qualification. Each of the Company and the Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor the Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or

charter documents. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiary, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "**Material Adverse Effect**"), and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company's stockholders in connection herewith. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(d) No Conflicts. Except the conversion of A-2 Preferred shares into common, the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or the Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or the Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound or affected, or (iii) subject to the Required Filings, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or the Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or the Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing of a Form D with the Commission and such filings (if any) as are required to be made under applicable state securities laws (collectively, the "Required Filings").

(f) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, shall be nonassessable, free and clear of all Liens imposed by the Company or any third party.

(g) Capitalization. There are 10,000,000 shares of common stock of the Company currently issued and outstanding, and 840,000 common shares issuable upon conversion of the Series A-2 Preferred Shares. At and as of the completion of all Three Tranches and the full payment by the Purchaser of all Three Tranches, and assuming the conversion of the Company's Series A-2 Preferred Shares into 840,000 common shares, the 5,837,462 Company issued to Purchaser will then constitute 35% of the 16,677,462 common shares which will then be issued and outstanding. The full capitalization of the Company is as set forth on Schedule 3.1(g)(i). Except as set forth on Schedule 3.1(g)(ii), no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth on Schedule 3.1(g)(iii) and except as a result of the purchase and sale of the Securities, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or the Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. Except as set forth on Schedule 3.1(g)(iv), the issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(h) Material Changes; Undisclosed Events, Liabilities or Developments. Except as set forth on Schedule 3.1(h), (i) there has been no event, occurrence or development that has had a material adverse change or have a material adverse effect on the Company or its business or prospects, except as has been reasonably cured by the Company, and (ii) the Company has not incurred any liabilities other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements (iii) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (iv) the Company has not issued any equity securities to any officer, director, or other party.

(i) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect.

(j) Labor Relations. No labor dispute exists or, to the Knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company's or the Subsidiary's employees is a member of a union that relates to such employee's relationship with the Company or such Subsidiary, and neither the Company nor the Subsidiary is a party to a collective bargaining agreement, and the Company and the Subsidiary believe that their relationships with their employees are good. To the Knowledge of the Company, no executive officer of the Company or the Subsidiary is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or the Subsidiary to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of

employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(k) Compliance. Neither the Company nor the Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), the Company has not received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) in violation of any judgment, decree or order of any court, arbitrator or other governmental authority or (iii) has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(l) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses ("**Material Permits**"), except where the failure to possess such permits would not, individually or in the aggregate, be reasonably be expected to result in a Material Adverse Effect, and neither the Company nor the Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(m) Title to Assets. The Company has good and marketable title in all personal property owned by them that is material to the business of the Company, in each case free and clear of all Liens, except for (i) Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiary and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made and the payment of which is neither delinquent nor subject to penalties. The Company does not own any real property. The Company currently leases office facilities at 6501 Congress Avenue, Suite 300, Boca Raton, FL 33487.

(n) Intellectual Property. The Company and the Subsidiary have, or have rights to use, if applicable, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar right as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). None of the Company or the Subsidiary has received a notice (written or otherwise) that any of, the Intellectual Property Rights has expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or reasonably be expected to not have a Material Adverse Effect. To the Knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(o) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company. Neither the Company nor the Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent in all material respects with the market for similarly sized

companies as the Company and the Subsidiary for the lines of business of the Company and the Subsidiary at a cost that would not reasonably be expected to have a Material Adverse Effect.

(p) Transactions With Affiliates and Employees. Except as set forth on Schedule 3.1(m), none of the officers or directors of the Company and, to the Knowledge of the Company, none of the employees of the Company, is presently a party to any transaction with the Company (other than for service as an employee, officer and/or director), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the Knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $100,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(q) Certain Fees. No brokerage, finder's fees, commissions or due diligence fees are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement.

(r) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

(t) Use of Proceeds. Company covenants, that the proceeds from the sale of the Investment Shares hereunder shall be used exclusively for the Business.

(u) No Integrated Offering. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company which would require the registration of any such securities under the Securities Act.

(v) Solvency. Based on the consolidated financial condition of the Company as of the date hereof, and the Company's good faith estimate of the fair market value of its assets, after giving effect to the receipt by the Company of the proceeds from the Investment hereunder: (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company's assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Investment hereunder the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule 3.1(r) sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or the Subsidiary has commitments. For the purposes of this Agreement, **"Indebtedness"** means (x) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable

incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $250,000 due Neither the Company nor the Subsidiary is in default with respect to any Indebtedness.

(w) Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company (i) has made or filed all United States federal, state and local income and all foreign income and franchise tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations and (iii) has set aside on its books provision reasonably adequate for the payment of all material taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and, to the Knowledge of the Company, no basis for any such claim exists.

(x) Foreign Corrupt Practices. To the Knowledge of the Company, no agent or other person acting on behalf of the Company has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of FCPA.

(y) Stock Option Plans. Each stock option granted by the Company under the Company's stock option plan was granted (i) in accordance with the terms of the Company's stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or the Subsidiary or their financial results or prospects.

(z) Office of Foreign Assets Control. Neither the Company, nor, to the Knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (**"OFAC"**).

(aa) Private Placement. Assuming the accuracy of the Purchasers' representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchaser as contemplated hereby.

(bb) No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other "accredited investors" within the meaning of Rule 501 under the Securities Act.

(cc) Series A-1 Preferred Stock. The Company represents that it will not vote its Series A-1 Preferred Stock in any manner which would adversely affect the Purchaser's rights as a shareholder of the Company, given the percentage beneficial ownership the Purchaser owns at any given time of the Company's common stock.

(dd) No Disqualification Events. With respect to the Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

3.2 Representations and Warranties of the Purchaser. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

(a) Organization; Authority. Purchaser is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of Purchaser. Each Transaction Document to which it is a party has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the other Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Purchaser's certificate or articles of incorporation, bylaws or other organizational or charter documents (as applicable), (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Purchaser or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) subject to the Required Filings, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of Purchaser is bound or affected; except in the case of each of clauses (ii) and (iii), for such that do not materially adversely affect the ability of such Purchaser to consummate the transactions contemplated hereby.

(d) No Disqualification Events. None of the Purchaser, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Purchaser participating in the offering hereunder, any beneficial owner of 20% or more of the Purchaser's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Purchaser in any capacity at the time of sale (each, an "**Issuer Covered Person**" and, together, "**Issuer Covered Persons**") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the

Securities Act (a "**Disqualification Event**"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Purchaser has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Purchaser has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Purchasers a copy of any disclosures provided thereunder.

(e) Understandings or Arrangements. Purchaser understands that the Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting Purchaser's right to sell the Securities pursuant to a Registration Statement or otherwise in compliance with applicable federal and state securities laws). Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

(f) Risk Factors and Review of Transaction Documents. Prior to its investment in the Securities, Purchaser has reviewed and understood the Risk Factors as forth on Exhibit B. The Purchaser further acknowledges that, prior to its investment in the Company has been provided with Certificate of Incorporation and Second Amended and Restated Certificate of Incorporation and with the opportunity to ask questions of and receive answers from the Company relating to the Company, the Transaction Documents and the terms and conditions of this Offering, and to obtain any additional information necessary to verify the accuracy of the information made available to Purchaser.

(g) Purchaser Status. At the time Purchaser was offered the Securities, it was, and as of the date hereof it is an "accredited investor" as defined in Rule 501 under the Securities Act. Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act. The Purchaser has completed or caused to be completed and delivered to the Company the Accredited Investor Certification set forth as Exhibit C hereto, which certification (as completed by the Purchaser) is true, correct and complete in all material respects.

(h) Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(i) Solicitation. Purchaser is not purchasing the Investment Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media, broadcast over television or radio, disseminated over the Internet or presented at any seminar or, to its knowledge, any other general solicitation or general advertisement.

(j) Discretion to Accept Subscription and Terminate Offering. The Company in its sole discretion, reject any subscription of the Shares, in whole or in part, by any Purchaser. The Company may, in its sole discretion, terminate or withdraw the Offering in its entirety at any time prior to a Closing in relation thereto. If a Purchaser's subscription is rejected in whole or the Offering is terminated, all funds received from the Purchaser will be returned without interest or offset, and this Agreement (as it relates to such Purchaser) shall thereafter be of no further force or effect. If a Purchaser's subscription is rejected in part, the funds for the rejected portion of the subscription will be returned without interest or offset, and this Agreement (as it relates to such Purchaser) will continue in full force and effect to the extent the subscription was accepted.

(k) Investment Shares to be Restricted. Purchaser understands that the Investment Shares are "restricted securities within the meaning of Rule 144 under the Securities Act of 1933, as amended (the "**Securities Act**").

(l) No Current Registration. Purchaser understands that the Investment Shares have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction prior to acquisition of the Investment Shares by Purchaser, and the Investment Shares must be held indefinitely without any transfer, sale, or other disposition unless the Investment Shares are subsequently registered under the Securities Act, and the securities laws of any other applicable jurisdictions or, in the opinion of counsel for the Company, registration is not required under the Securities Act or such laws as the result of an available exemption.

(m) Entity Information. Purchaser confirms that: (i) Purchaser has not been organized for the specific purpose of acquiring the Investment Shares or, if it has been organized for the specific purpose of acquiring the Investment Shares, its beneficial owner is separately an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act; (ii) the person executing this Agreement on Purchaser's behalf has the full power and authority to execute and comply with the terms of this Agreement on Purchaser's behalf and to make the representations and warranties made herein on Purchaser's behalf; and (iii) the investment in the Investment Shares has been affirmatively authorized, if required, by Purchaser's governing board and is not prohibited by Purchaser's governing documents. Purchaser agrees that it is an accredited investor in accordance with the definition set forth at Exhibit C.

(n) Reliance Upon Information. Purchaser understands that the Investment Shares are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of Purchaser to acquire the Investment Shares.

(o) Further Assurances. The Company and Purchaser shall execute and deliver all such other instruments and take all such other action as either party may reasonably request from time to time in order to effectuate the transactions provided for herein.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Purchaser under this Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form (with the bracketed text inserted or excluded, as applicable):

> THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE `RESTRICTED SECURITIES' AS DEFINED BY RULE 144 UNDER THAT ACT. THE SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE

REGISTRATION STATEMENT REGISTERING THE SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR, IN LIEU THEREOF, AN OPINION OF COUNSEL FOR THIS COMPANY TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THAT ACT. WITHOUT LIMITING THE FOREGOING, THE SHARES MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF WITHOUT AN OPINION OF COUNSEL FOR THIS COMPANY THAT SUCH TRANSFER, SALE, OR OTHER DISPOSITION DOES NOT VIOLATE THE SECURITIES LAWS OF ANY OTHER APPLICABLE JURISDICTION OR ANY RULES OR REGULATIONS THEREUNDER.

ARTICLE V.
POST CLOSING COVENANTS OF THE PARTIES

5.1 Right of First Offer.

(a) Subject to the terms and conditions specified in this Section 5.1, and applicable securities laws, in the event the Company proposes to offer or sell any New Securities the Company shall first make an offering of such New Securities to the Purchaser in accordance with the following provisions of this Section 5.1., but only if the Purchaser funds the Third Closing with the Third Tranche Funding Amount.

(b) The Company shall deliver a notice, via email, (the "**Offer Notice**") to the Purchaser at the following email address: Ezra Beyman <EB@reliancegh.com> stating (i) its bona fide intention to offer such New Securities, (ii) the number of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(c) By written notification received by the Company, within seven (7) calendar days after mailing of the Offer Notice, the Purchaser may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities that equals the proportion that the number of shares of Common Stock issued and held by the Purchaser bears to the total number of shares of Common Stock of the Company issued and held, by all the shareholders of the Company.

(d) If all New Securities referred to in the Offer Notice are not elected to be purchased or obtained as provided in Section 5.1(b) hereof, the Company may, following the expiration of the period provided in Section 5.1(c) hereof, offer the remaining unsubscribed portion of such New Securities (collectively, the "**Refused Securities**") to any person or persons or entity or entities at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice.

(e) The right of first offer set forth in this Section 5.1 may not be assigned or transferred.

(f) Termination. The provisions of this Section 5.1 shall terminate upon the earlier of (1) consummation of an IPO, but excluding transactions in connection to such IPO; or (2) the third anniversary of the Effective Date.

(g) The provisions of this Section do not apply to any stock incentive program for employees for up to 10% of the Company's Common Stock or any Exempt Issuance by the Company.

5.2 IPO Participation Right.

(a) Only if Purchaser funds the Third Closing with the Third Tranche Funding Amount, then at the time of the Company's IPO and for two (2) years following the effectiveness date of the Company's IPO, and only after the consummation of the Third Closing, the Purchaser shall have the right to purchase its pro rata portion (based on the fully diluted shares of Common Stock then held by the Investor) of up to that portion of such New Securities that equals the proportion that the number of shares of Common Stock issued and held by the Purchaser bears to the total number of shares of Common Stock of the Company issued and held, by all the shareholders of

the Company, at the offering price per share (subject to any limitations or restrictions that may be necessary as a result of federal or state securities laws).

(b) After the consummation of Third Closing at the Third Tranche Funding Amount and Purchaser's uplisting to NASDAQ or the NYSE (Purchaser IPO), and no later than two (2) days from Purchaser IPO, Purchaser may purchase from Wojciech Gudaszewski and Adrian Dzielnicki (including their controlled entities) additional Common Stock of the Company, not to exceed 5.00%, in exchange for $4,500,000.00 worth of Purchaser shares, registered and fully tradable at the moment of exchange, priced upon Purchaser IPO..

5.3 Exclusivity. Purchaser shall have the exclusive right to fund subsequent investment in the Company as follows:

(a) $3,000,000.00, expiring sixty (60) calendar days from the First Closing Date, but only upon funding the full Initial Closing Price on the First Closing Date;

(b) $16,000,00.00, expiring six (6) months from the First Closing Date, but only upon funding Second Tranche Funding Amount on the Second Closing Date;

5.4 Anti-Dilution Only if Purchaser funds the Third Closing with the maximum Third Tranche Funding Amount, then until the earlier of the consummation of an IPO by the Company, or the third (3rd) anniversary of the Effective Date, in the event the Company issues New Securities, excluding any shares under any employee incentive plan, or Exempt Issuance, for consideration per share less than the consideration per share paid by Purchaser, then Company shall issue to Purchaser, concurrently with such issue, the number of shares of Common Stock to ensure that Purchaser has the number of shares that it would have had if it purchased Common Stock in such subsequent offering at such lower purchase price.

5.5 The rights described in 5.2, 5.3 and 5.4 does not apply to any Exempt Issuance.

5.6 The Purchaser confirms that it has engaged Aegis Capital Corp. in conjunction with one or more PIPE or public financings in which it intends to raise at least $20,000,000, and commits to use at least 75% of the net proceeds therefrom in order to meet its obligations hereunder for the Second Tranche and Third Tranche,. The Purchaser further represents and warrants that it otherwise through itself and/or through its affiliates, the financial wherewithal to fund the full $20,000,000 set forth herein.

5.7 Other Agreements.

(a) Purchaser covenants that the Company shall service all P&C and Life Insurance Policies that the Purchaser and its Affiliates have as of the date hereof, and will have, but not if it will result in a breach of any term or provision of, or constitute a default under, or conflict with, any existing agreement.

(i) This Agreement shall be immediately terminable by the Company if Purchaser fails to fully fund any of the Tranches within the time frames as set forth in this Agreement;

(ii) Purchaser fails to utilize at least 75 percent of the proceeds of its Underwritten Equity Financing or any other Equity Financing to fund the purchase of the Investment Shares hereunder;

5.8 The Purchaser is required by federal law to disclose this transaction at the time of its earliest reporting requirement under the Securities Act of 1933 or the Securities Exchange Act of 1934, both as amended, and it shall comply with those requirements and confirms that it would not be feasible to seek confidential treatment and that such an attempt would hold up its ability to raise the $20 million referenced in this Agreement. Purchaser will publicly file this Agreement only if required by the law.

5.9 Indemnification

(a) Purchaser's Losses. Company shall indemnify and hold harmless Purchaser and its directors, officers, employees, shareholders, representatives, agents and attorneys from, against and in respect of any and all Purchaser's Losses (as defined below) suffered, sustained, incurred or required to be paid by any of them by reason of (i) a breach of any representation, warranty or covenant made by the Company in or pursuant to this Agreement (including, without limitation, the representations and warranties contained in any certificate delivered pursuant hereto) or in any other Transaction Document executed in connection with the transactions contemplated hereby; and (ii) any failure by the Company to observe or perform its covenants and agreements set forth in this Agreement or in any other Transaction Document executed in connection with the transactions contemplated hereby. "**Purchaser's Losses**" shall mean all damages (including, without limitation, amounts paid in settlement with the Company's consent, which consent may not be unreasonably withheld), losses, obligations, liabilities, claims, deficiencies, costs and expenses (including, without limitation, reasonable attorneys' fees), penalties, fines, interest and monetary sanctions, including, without limitation, reasonable attorneys' fees and costs incurred to comply with injunctions and other court and agency orders, and other costs and expenses incident to any suit, action, investigation, claim or proceeding or to establish or enforce the rights of Purchaser or such other persons to indemnification hereunder.

(b) Company's Losses. Purchaser agrees to indemnify and hold harmless the Company and its representatives, officers, directors, shareholders, agents and attorneys from, against and in respect of any and all Company Losses (as defined below) suffered, sustained, incurred or required to be paid by any of them by reason of (i) a breach of any representation, covenant or warranty made by Purchaser in or pursuant to this Agreement (including, without limitation, the representations and warranties contained in any certificate delivered pursuant hereto) or in any other Transaction Document executed in connection with the transactions contemplated hereby or (ii) any failure by Purchaser to observe or perform its covenants and agreements set forth in this Agreement or any other agreement or document executed by it in connection with the transactions contemplated hereby. "**Company Losses**" shall mean all damages (including, without limitation, amounts paid in settlement with the consent of Purchaser, which consent may not be reasonably withheld), losses, obligations, liabilities, claims, deficiencies, costs and expenses (including, without limitation, reasonable attorneys' fees), penalties, fines, interest and monetary sanctions, including, without limitation, reasonable attorneys' fees and costs incurred to comply with injunctions and other court and Agency orders, and other costs and expenses incident to any suit, action, investigation, claim and/or proceeding or to establish or enforce the right of Seller or such other persons to indemnification hereunder.

(c) Limitation on Liability. Notwithstanding any other provisions contained in this Agreement or the Shareholder's Agreement or any other related transaction documentation to the contrary, in no event shall the Purchaser's or the Company's or their parent, affiliates, subsidiaries, shareholders, members, permitted transferees (as defined in the Shareholder's Agreement), managers, directors, officers or other related parties (collectively, "**Related Parties**") liability to one another and to their agents and attorneys, beneficiaries, heirs, successors and agents for all damages (including, without limitation, amounts paid in settlement with the consent of the other Party , which consent may not be reasonably withheld), losses, obligations, liabilities, claims, deficiencies, costs and expenses (including, without limitation, reasonable attorneys' fees), penalties, fines, interest and monetary sanctions, including, without limitation, reasonable attorneys' fees and costs incurred to comply with injunctions and other court and agency orders, and other costs and expenses incident to any suit, action, investigation, claim and/or proceedings or the compensation for any other related or unrelated liabilities to either Party or their Related Parties for any and all claims which the Party has, had or may have against the other Parties and/or the Related Parties including, without limitation, any liability pursuant to the indemnification obligations set forth in this Section 5 (collectively, "**Claims**") exceed in the aggregate the Investment tendered by the Purchaser to Company through the date of the Claim.

(d) Notice of Loss. Except to the extent set forth in the next sentence, a party to the Agreement will not have any liability under the indemnity provisions of this Agreement with respect to a particular matter unless

a notice setting forth in reasonable detail the breach or other matter which is asserted has been given to the Indemnifying Party (as defined below) and, in addition, if such matter arises out of a suit, action, investigation, proceeding or claim, such notice is given promptly. Notwithstanding the preceding sentence, failure of the Indemnified Party to give notice hereunder shall not release the Indemnifying Party from its obligations under this Section 5, except to the extent the Indemnifying Party is actually prejudiced by such failure to give notice. With respect to Purchaser's Losses, the Company shall be the Indemnifying Party and Purchaser and its representatives, agents and attorneys shall be the Indemnified Party. With respect to Company Losses, Purchaser shall be the Indemnifying Party and Company and its representatives, agents and attorneys shall be the Indemnified Party.

(e) Right to Defend. Upon receipt of notice of any suit, action, investigation, claim or proceeding for which indemnification might be claimed by an Indemnified Party, the Indemnifying Party shall be entitled to defend, contest or otherwise protect against any such suit, action, investigation, claim or proceeding at its own cost and expense, and the Indemnified Party must cooperate in any such defense or other action. The Indemnified Party shall have the right, but not the obligation, to participate at its own expense in defense thereof by counsel of its own choosing, but the Indemnifying Party shall be entitled to control the defense unless the Indemnified Party has relieved the Indemnifying Party from liability with respect to the particular matter or the Indemnifying Party fails to assume defense of the matter. In the event the Indemnifying Party shall fail to defend, contest or otherwise protect in a timely manner against any such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right, but not the obligation, thereafter to defend, contest or otherwise protect against the same and make any compromise or settlement thereof and recover the entire cost thereof from the Indemnifying Party including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as a result of such suit, action, investigation, claim or proceeding or the compromise or settlement thereof, provided, however, that the Indemnified Party must send a written notice to the Indemnifying Party of any such proposed settlement or compromise, which settlement or compromise the Indemnifying Party may reject, in its reasonable judgment, within thirty (30) days of receipt of such notice. The Indemnified Party shall have the right to effect a settlement or compromise over the objection of the Indemnifying Party; provided, that if the Indemnifying Party is contesting such claim in good faith. If the Indemnifying Party undertakes the defense of such matters, the Indemnified Party shall not, so long as the Indemnifying Party does not abandon the defense thereof, be entitled to recover from the Indemnifying Party any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than the reasonable costs of investigation undertaken by the Indemnified Party with the prior written consent of the Indemnifying Party.

5.10 Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of such actions promptly upon request of Purchaser.

ARTICLE VI.
MISCELLANEOUS

6.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any conversion or exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede

all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto at or prior to 5:30 p.m. (local time, based on the location of the recipient) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (local time, based on the location of the recipient) on any Trading Day, (c) the second (2nd) Trading Day following the date of mailing, if sent for overnight delivery via U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications to each Purchaser shall be as set forth on the signature pages attached hereto. The address for such notices and communications to the Company shall be:

With a copy to (which shall not constitute notice):

6.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding at least a majority in interest of the Securities then outstanding, or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Purchaser may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Company; provided, however, that the Company shall be permitted to assign this Agreement to any Person that acquires the Company or its business (whether by merger, stock purchase or the acquisition or all or substantially all of the Company's assets). Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities in accordance with the terms of this Agreement and the other Transaction Documents, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the "Purchasers."

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.10.

6.8 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in New Castle County, Delaware . Each party

hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the New Castle County, Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any action, suit or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then, in addition to the obligations of the Company under Section 4.10, the prevailing party in such action, suit or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

6.9 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities for a period of six (6) months.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

6.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.12 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

6.14 Liquidated Damages. The Company's obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

6.15 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

6.16 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

6.17 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

6.18 No Dividends. The Company will not pay the Purchaser any dividends derived from Florida revenue until August 1, 2023.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Shares Subscribed For (Initial Tranche Share Amount) :	Two hundred ninety one thousand eight hundred seventy three (291,873) common shares.
Subscription Amount	One Million Dollars ($1,000,000)

Purchaser:

RELIANCE GLOBAL GROUP INC
Full Legal Name of Purchaser (Please print)

Signature of (or on behalf of) Purchaser

Name: Ezra S. Beyman
Title: CEO / CHAIRMAN

300 Boulevard of the Americas, Lakewood, NJ 08701
Address of Purchaser

732-380-4600 X 4661
Telephone No. of Purchaser

46-3390293
Social Security or Taxpayer Identification Number of Purchaser

Accepted by the Company:

NSURE, INC.

By: ______________________
Name: Wojciech Gudaszewski
Title: CEO

ACTIVE 48784580v3

EXHIBITS TO

SECURITIES PURCHASE AGREEMENT

February 19, 2020

TABLE OF CONTENTS

EXHIBIT A
SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE RESTATED CERTIFICATE OF "NSURE INC.", FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF MARCH, A.D. 2019, AT 12:27 O`CLOCK P.M.

A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE KENT COUNTY RECORDER OF DEEDS.

Jeffrey W. Bullock, Secretary of State

6861620 8100
SR# 20192163305

Authentication: 202491647
Date: 03-21-19

State of Delaware
Secretary of State
Division of Corporations
Delivered 12:27 PM 03/21/2019
FILED 12:27 PM 03/21/2019
SR 20192163305 - File Number 6861620

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF NSURE INC.

The name of this corporation is NSURE INC. (the "**Corporation**"). The Corporation originally filed its Certificate of Incorporation with the Secretary of State of the State of Delaware on April 26, 2018 with the name Finturo Inc., which Certificate of Incorporation was amended on December 13, 2018 in the State of Delaware. The undersigned, for the purpose of conducting business and promoting the purposes hereinafter stated, under the provisions and subject to the requirements of the laws of the General Corporation Law of the State of Delaware (the "**DGCL**") hereby adopts this Second Amended and Restated Certificate of Incorporation (this "**Certificate**") in accordance with the applicable provisions of Sections 242 and 245 of the DGCL as follows:

Article I
Name

The name of the Corporation is NSURE INC.

Article II
Address

The address of the Corporation's registered office in the State of Delaware is 850 New Burton Road, Suite 201, City of Dover, County of Kent, Delaware 19904 or at such other place as the Board of Directors may from time to time determine. The name of its registered agent at such address is COGENCY GLOBAL INC.

Article III
Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

Article IV
Authorized Capital Stock

The total amount of stock that the Corporation is authorized to issue is One Hundred Fifty Million and One Thousand (150,001,000) shares, of which One Hundred Million (100,000,000) shares shall be common stock, par value $0.001 per share ("**Common Stock**") of which Ninety Million (90,000,000) shares will be Class A Common Stock ("**Class A Common Stock**") and Ten Million (10,000,000) shares will be Class B Common Stock ("**Class B Common Stock**"), and Fifty Million One Thousand (50,001,000) shares shall be preferred stock, par value $0.001 per share ("**Preferred Stock**"); of which one thousand (1,000) shares shall be designated as Series A-1 Preferred Stock ("**Series A-1 Preferred Stock**") and five thousand (5,000) shares shall be designated as Series A-2 Preferred Stock ("**Series A-2 Preferred Stock**").

A. Class A Common Stock. Each holder of record of Class A Common Stock shall have the right to one vote for each share of Class A Common Stock registered in their name on the books of the

Corporation on all matters submitted to a vote of stockholders except as the right to exercise such vote may be limited by the provisions of this Certificate or of any class or series of Preferred Stock established hereunder. Subject to the rights of the holders of Series A-1 Preferred Stock, the holders of Class A Common Stock shall be entitled to such dividends as may be declared by the Board of Directors (each, a "**Director**") from time to time. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary of the Corporation, the assets and funds of the Corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts (if any) to which they are entitled, shall be divided and paid to the holders of the Common Stock according to their respective shares.

B. Class B Common Stock. Each holder of record of Class B Common Stock shall have no voting rights on any manner. Subject to the rights of the holders of Series A-1 Preferred Stock and Class A Common Stock, the holders of Class B Common Stock shall be entitled to such dividends as may be declared by the Board of Directors (each, a "**Director**") from time to time. In the event of the liquidation, dissolution, or winding up, whether voluntary or involuntary of the Corporation, the assets and funds of the Corporation available for distribution to stockholders, and remaining after the payment to holders of Preferred Stock of the amounts (if any) to which they are entitled, shall be divided and paid to the holders of the Class B Common Stock according to their respective shares on a pro-rata per share basis with Class A Common Stock.

C. Preferred Stock. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby expressly authorized to provide, by resolution or resolutions duly adopted by it prior to issuance, for the creation of each such series and to fix the designation and the powers, preferences, rights, qualifications, limitations and restrictions relating to the shares of each such series. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determining the following:

(a) the designation of such series, the number of shares to constitute such series and the stated value if different from the par value thereof;

(b) whether the shares of such series shall have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights, which may be general or limited;

(c) the dividends, if any, payable on such series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any shares of stock of any other class or any other series of Preferred Stock;

(d) whether the shares of such series shall be subject to redemption by the Corporation, and, if so, the times, prices and other conditions of such redemption;

(e) the amount or amounts payable upon shares of such series upon, and the rights of the holders of such series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Corporation;

(f) whether the shares of such series shall be subject to the operation of a retirement or sinking fund and, if so, the extent to and manner in which any such retirement or sinking fund

shall be applied to the purchase or redemption of the shares of such series for retirement or other corporate purposes and the terms and provisions relating to the operation thereof;

(g) whether the shares of such series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of Preferred Stock or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method (including voluntary or involuntary conversion), if any, of adjusting the same, and any other terms and conditions of conversion or exchange;

(h) the limitations and restrictions, if any, to be effective while any shares of such series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Corporation of, the Common Stock or shares of stock of any other class or any other series of Preferred Stock;

(i) the conditions or restrictions, if any, upon the creation of indebtedness of the Corporation or upon the issue of any additional stock, including additional shares of such series or of any other series of Preferred Stock or of any other class; and

(j) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions, thereof.

D. Special Right of Preferred Stock. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of Preferred Stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereof shall be cumulative.

E. Series A-1 Preferred Stock

(1) ***Designation***. The designation of the series of preferred stock created hereby shall be "Series A-1 Preferred Stock" (the "**Series A-1 Preferred Stock**") and the number of shares constituting the Series A-1 Preferred Stock shall be One Thousand shares (1,000), with a par value $.001 per share ("**Par Value**").

(2) ***Dividends***. The holders of the Series A-1 Preferred shall not be entitled to receive dividends.

(3) ***Liquidation Preference***. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series A-1 Preferred Stock shall convert their shares of Series A-1 Preferred Stock into Class A Common Stock at the rate provided for in Section 4(b) herein (the "**Conversion Rate**") and shall be entitled to receive any of the remaining net assets of the Corporation at the same rate as all of the other shares of Common Stock then outstanding.

(4) ***Conversion of Series A-1 Preferred Stock***. The Series A-1 Preferred Stock, in the aggregate, shall be convertible into shares of the Corporation's Common Stock as set forth below:

(a) Voluntary Conversion. The holders of Series A-1 Preferred Stock may voluntarily convert their shares of Series A-1 Preferred Stock into Class A Common Stock at the Conversion Rate

(b) Conversion Rate. The total shares of Series A-1 Preferred Stock shall be convertible on a one-for-one basis into shares of Class A Common Stock without any additional consideration by the holder to effectuate the conversion.

(c) Additional Provisions Applicable to All Conversions. Any conversion of Series A-1 Preferred Stock into Class A Common Stock pursuant to this Section shall be subject to the following additional terms and provisions:

(1) The Corporation shall not be required to issue any fractions of shares of the Class A Common Stock upon conversion of the Series A-1 Preferred Stock

(2) In the event that the Corporation shall at any time subdivide or combine in a greater or lesser number of shares the outstanding shares of Class A Common Stock, the conversion of the Series A-1 Preferred Stock shall not be affected.

(3) The holder of Series A-1 Preferred Stock will not receive a distribution in the event that the Corporation shall at any time pay to the holders of its Class A Common Stock a dividend in Class A Common Stock or otherwise makes a distribution on the Class A Common Stock until such a time when the Series A-1 Preferred Stock have been converted into Class A Common Stock.

(4) As promptly as practicable after any conversion, the Corporation shall issue and deliver at said offices a certificate(s) for the number of full shares of the Class A Common Stock issuable upon any such conversion, to the person(s) entitled to receive the same. The Corporation shall issue the certificate(s) for Class A Common Stock in the name(s) so designated with such legends affixed or restrictions imposed as required by federal, state or jurisdictional securities laws as determined by legal counsel for the Corporation; provided that the Corporation is not advised by its counsel that the issuance of such certificate(s) would be in violation of federal, state or jurisdictional securities law.

(5) The issuance of certificates for shares of Class A Common Stock upon conversion of any shares of the Series A-1 Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record as the Series A-1 Preferred Stock so converted, the person or persons requesting, the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Corporation that such tax has been paid or is not due and payable.

(5) ***Ranking***. As long as any shares of the Series A-1 Preferred Stock remain outstanding, the Corporation shall not, without obtaining the prior written consent of the holders of at least two-thirds in number of the shares of the Series A-1 Preferred Stock then outstanding, create, authorize or issue any other class or series of capital stock of the Corporation.

(6) ***Amendments***. This designation of the Series A-1 Preferred Stock may be amended only upon both (i) the affirmative vote of not less than a majority of the holders of the shares of Series A-1 Preferred Stock outstanding at the time such amendment is proposed, and (ii) the affirmative vote of not less than a majority of the directors of the Corporation then holding office and entitled to vote on such amendment.

(7) ***Voting Rights***. The holders of Series A-1 Preferred Stock shall have voting rights equal to 150,000 Class A Common Shares for each Share of Series A-1 Preferred Stock, meaning, that the Series A-1 Preferred Stock holder(s), will be casting 150,000,000 votes at each Shareholder meeting.

F. Series A-2 Preferred Stock

(1) ***Designation***. The designation of the series of preferred stock created hereby shall be "Series A-2 Preferred Stock" (the "**Series A-2 Preferred Stock**") and the number of shares constituting the Series A-2 Preferred Stock shall be Five Thousand shares (5,000), with a par value $.001 per share ("**Par Value**").

(2) ***Coupon***. The coupon on a Series A-2 Preferred Stock will accrue on a daily basis at a rate of 12% per annum, payable on an annual basis, and shall as determined in the sole discretion of the Company, be converted into either: Series A-2 Preferred Stock on a 1:1 basis; cash; or a combination thereof, so as to avoid fractional shares (the "**Coupon**"). All computations of the coupon shall made as of on the basis of a 360-day year of twelve 30-day months and shall be calculated based on the actual number of days elapsed.

(3) ***Liquidation Preference***. In the event of any liquidation, dissolution or winding up of the affairs of the Corporation whether voluntary or otherwise, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Series A-2 Preferred Stock will be entitled to receive a 1X non-participating preferred liquidation preference in an amount per Series A-2 Preferred Share equal to the greater of (a) the Per Share Price, as adjusted for any recapitalization, stock split and the like, plus declared but unpaid dividends or (b) such amount that would be received in respect of such share of Series A-2 Preferred Stock if it had been converted into Class A Common Stock immediately prior to such liquidation or winding up of the Corporation.

(4) ***Conversion of Series A-2 Preferred Stock***. The Series A-2 Preferred Stock, in the aggregate, shall be convertible into shares of the Corporation's Common Stock as set forth below:

> (a) Voluntary Conversion. The holders of Series A-2 Preferred Stock may voluntarily convert their shares of Series A-2 Preferred Stock into Class A Common Stock at the Conversion Rate
>
> (b) Mandatory Conversion. The Series A-2 Preferred Stock will mandatorily and automatically convert into Class A Common Stock of the Company upon any of the events described below: (i) the closing date of Series B financing, on which the Company, through one or more debt and/or equity

financings following the date of issuance of this Series A-2 Preferred (which can also be made in multiple closings), has raised a total of at least 1.5 x value of offering of Series A-2 Convertible Preferred Shares (excluding any shares issued to placement agent), (ii) the date upon which the Company becomes a public reporting company subject to Section 12 or 15(d) of the Securities Exchange Act of 1934 or (iii) sale of all or substantially all of the assets of the Company or other sale or merger of the Company; or (iv) upon any other liquidation event (the earliest of such events, if any, the "**Triggering Event**"). Upon the occurrence of the Triggering Event, the Series A-2 Preferred Stock will mandatorily and automatically convert into Class A Common Stock by dividing the stated value of $1,000 by 80% of Share issue price at either next round of financing, as may be applicable, or the per share value in the event of a sale, merger, or a price determined in good faith by the Company if the Company becomes a public reporting company, without any additional consideration by the Holder (the "**Conversion Rate**").

(c) Additional Provisions Applicable to All Conversions. Any conversion of Series A-2 Preferred Stock into Class A Common Stock pursuant to this Section shall be subject to the following additional terms and provisions:

(1) The Corporation shall not be required to issue any fractions of shares of the Class A Common Stock upon conversion of the Series A-1 Preferred Stock

(2) In the event that the Corporation shall at any time subdivide or combine in a greater or lesser number of shares the outstanding shares of Class A Common Stock, the conversion of the Series A-2 Preferred Stock shall not be affected.

(3) The holder of Series A-2 Preferred Stock will not receive a distribution in the event that the Corporation shall at any time pay to the holders of its Class A Common Stock a dividend in Class A Common Stock or otherwise makes a distribution on the Class A Common Stock until such a time when the Series A-2 Preferred Stock have been converted into Class A Common Stock.

(4) As promptly as practicable after any conversion, the Corporation shall issue and deliver at said offices a certificate(s) for the number of full shares of the Class A Common Stock issuable upon any such conversion, to the person(s) entitled to receive the same. The Corporation shall issue the certificate(s) for Class A Common Stock in the name(s) so designated with such legends affixed or restrictions imposed as required by federal, state or jurisdictional securities laws as determined by legal counsel for the Corporation; provided that the Corporation is not advised by its counsel that the issuance of such certificate(s) would be in violation of federal, state or jurisdictional securities law.

(5) The issuance of certificates for shares of Class A Common Stock upon conversion of any shares of the Series A-2

Preferred Stock shall be made without charge for any tax in respect of such issuance. However, if any certificate is to be issued in a name other than that of the holder of record as the Series A-2 Preferred Stock so converted, the person or persons requesting, the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance, or shall establish to the satisfaction of the Corporation that such tax has been paid or is not due and payable.

(6) In the event of Conversion, for any reason, whether voluntary or involuntary, the valuation at which the Series A-2 Preferred Investors will convert their Series A-2 Preferred Stock will not be higher than the sum of $25 million plus the value of Series A-2 Preferred Stock Offering.

(5) ***Ranking***. As long as any shares of the Series A-2 Preferred Stock remain outstanding, the Series A-2 Preferred Stock shall be junior to the Series A-1 Preferred Stock. The Corporation may, at any time, create, authorize or issue, without the consent of any of the Series A-2 Preferred Stock Holders, other classes of securities or series thereof which rank senior, junior to, or on parity with, the Series A-2 Preferred Stock in respect to dissolution, liquidation or winding up of the Corporation as the Corporation may determine in its sole discretion.

(6) ***Amendments***. This designation of the Series A-2 Preferred Stock may be amended only upon both (i) the affirmative vote of not less than a majority of the holders of the shares of Series A-2 Preferred Stock outstanding at the time such amendment is proposed, and (ii) the affirmative vote of not less than a majority of the directors of the Corporation then holding office and entitled to vote on such amendment.

(7) ***Voting Rights***. The holders of the Series A-2 Preferred Stock shall have no voting rights.

(8) **Maturity**. The Series A-2 Preferred Stock shall have no maturity date and will remain outstanding unless they are repurchased or mandatorily converted into Class A Common Stock as set forth herein.

(9) **Preemptive Rights**. The holders of Series A-2 Preferred Stock who subscribe to purchase Series A-2 Preferred Stock on or before February 19, 2019 shall be granted certain preemptive rights as follows:

(a) For holders of Series A-2 Preferred Stock who subscribe to purchase between $50,000 to $99,999 of Series A-2 Preferred Stock on or before February 19, 2019, such holder will be granted the right to purchase an amount of Series A-2 Preferred Stock up to an amount that is equal to 50% of its original investment on the same terms and condition of the Series A-2 Preferred Stock Offering through June 30, 2019.

(b) For holders of Series A-2 Preferred Stock who subscribe to purchase between $100,000 to $199,999 of Series A-2 Preferred Stock on or before February 19, 2019, such holder will be granted the right to purchase an amount of Series A-2 Preferred Stock up to an amount that is equal to its original investment on the same terms and condition of the Series A-2 Preferred Stock Offering through June 30, 2019.

(c) For holders of Series A-2 Preferred Stock who subscribe to purchase between $200,000 or any higher amount of Series A-2 Preferred Stock on or before February 10, 2019, such holder will be granted the right to purchase an amount of Series A-2 Preferred Stock up to an amount that is equal to 150% of its original investment on the same terms and condition of the Series A-2 Preferred Stock Offering through June 30, 2019.

10. **Most Favored Nation:** During the Term of the Series A-2 Preferred Offering, and notwithstanding anything to the contrary herein, the Company hereby agrees that in the event the Company offers any investor terms or conditions which are more favorable to any existing Series A-2 Preferred Holder, that the Company will retroactively apply such better terms and conditions to all Series A -2 Preferred Holders. This provision shall not survive the closing of the Series A-2 Preferred Offering.

Article V
Stockholder Action

A. Action without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation who are entitled to vote at any annual or special meeting of stockholders of the Corporation may be taken or effected by a written consent of stockholders in lieu thereof.

B. Special Meetings. Special meetings of the stockholders of the Corporation may be called only by the Board of Directors, Chairman of the Board of Directors, or the Chief Executive Officer acting pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office, and special meetings of stockholders who are entitled to vote may not be called by any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.

Article VI
Directors

A. General. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors except as otherwise provided herein or required by law.

B. Class of Directors. The Board of Directors shall be divided into two classes of directors, Class I Directors and Class II Directors, all of whom shall be eligible for election at each annual meeting of the Stockholders.

C. Election of Directors. Election of Directors need not be by written ballot unless the By-laws of the Corporation (the "**By-laws**") shall so provide. Except as otherwise provided by law or in this Certificate, the holders of the Class A Common Stock shall have the exclusive right to vote together as a single class for the election of Class II directors of the Corporation only. The Class I Directors shall only be elected by the vote of the holders of the issued and outstanding shares of Series A-1 Preferred Stock voting together as a single class. To the extent that there are no shares of Series A-1 Preferred Stock issued and outstanding, then in such event all directors shall be elected by the vote of the holders of the issued and outstanding shares of Class A Common Stock, voting together as a single class.

D. Number of Directors; Term of Office. The number of Directors of the Corporation shall be fixed solely and exclusively by resolution duly adopted from time to time by the Board of Directors; provided however that the Class I Directors shall always be a number equal to the number of Class II Directors plus one. At each annual meeting of stockholders, Directors elected to succeed those Directors

whose terms expire shall be elected for a term of office to expire at each succeeding annual meeting of stockholders after their election. Notwithstanding the foregoing, the Directors elected shall hold office until their successors are duly elected and qualified or until their earlier resignation, death or removal.

E. Vacancies. Any and all vacancies in the Board of Directors held by a Class II Director, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the remaining Directors then in office, even if less than a quorum of the Board of Directors, and not by the Class A Common stockholders. Any and all vacancies in the Board of Directors held by a Class I Director, however occurring, including, without limitation, by reason of an increase in the size of the Board of Directors, or the death, resignation, disqualification or removal of a Director, shall be filled solely and exclusively by the affirmative vote of a majority of the Series A-1 Preferred stockholders.

Any Director appointed in accordance with the preceding paragraph shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duly elected and qualified or until his or her earlier resignation, death or removal. When the number of Directors is increased or decreased, the Board of Directors shall, subject to Article VI.DC hereof, determine the class or classes to which the increased or decreased number of Directors shall be apportioned; provided, however, that no decrease in the number of Directors shall shorten the term of any incumbent Director. In the event of a Director I vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, shall exercise the powers of the full Board of Directors until the vacancy is filled; provided however, that until all Director I seats are restored, the Board cannot issue additional securities, approve any capital raise or enter into any debt related instruments without a Majority of the Series A-1 Preferred Stockholders approving the foregoing.

F. Removal. Any Director (including persons elected by Directors to fill vacancies in the Board of Directors) may be removed from office (i) only for cause and (ii) only by the affirmative vote of the holders of a majority of the outstanding shares of capital stock then entitled to vote at an election of the Director. At least forty-five (45) days prior to any annual or special meeting of stockholders at which it is proposed that any Director be removed from office, written notice of such proposed removal and the alleged grounds thereof shall be sent to the Director whose removal will be considered at the meeting.

G. No Cumulative Voting. No stockholder will be permitted to cumulate votes at any election of director.

Article VII
Limitation of Liability

A Director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a Director, except for liability (a) for any breach of the Director's duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL or (d) for any transaction from which the Director derived an improper personal benefit. If the DGCL is amended after the effective date of this Certificate to authorize corporate action further eliminating or limiting the personal liability of Directors, then the liability of a Director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Any amendment, repeal or modification of this Article VII by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a Director at the time of such amendment, repeal or modification.

Article VIII
Indemnification; Advancement of Expenses; Exceptions

A. Indemnification. The Corporation shall, to the fullest extent permitted by applicable law, and as more particularly described in the By-laws, indemnify, defend and hold harmless its directors and officers who were or are a party or are threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (whether or not such action, suit or proceeding arises or arose by or in the right of the Corporation or other entity) by reason of the fact that such director or officer is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, general partner, agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including, but not limited to, attorneys' fees and costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by such director or officer in connection with such action, suit or proceeding, except as otherwise provided in Article VIII.C hereof. A person who serves or has served as an employee or agent of the Corporation, but who is not or was not a director or officer is hereafter called a "non-officer employee." Each non-officer employee may, in the discretion of the Board of Directors of the Corporation, be indemnified by the Corporation to the fullest extent authorized by applicable law and as more particularly described in the By-laws. A director, officer or non-officer employee of the Corporation entitled to indemnification under this Article VIII.A is hereafter called a "covered person."

B. Expenses. Expenses incurred by a covered person in defending a threatened, pending or completed civil or criminal action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such person to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation, except as otherwise provided in Article VIII.C hereof.

C. Exceptions. No indemnification under Article VIII.A hereof or advancement or reimbursement of expenses under Article VIII.B hereof shall be provided to a covered person (i) with respect to expenses or the payment of profits arising from the purchase or sale of securities of the Corporation in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended; (ii) if a final unappealable judgment or award establishes that such director or officer engaged in intentional misconduct or a transaction from which the member, director or officer derived an improper personal benefit; (iii) for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, and amounts paid in settlement) which have been paid directly to, or for the benefit of, such person by an insurance carrier under a policy of officers' and directors' liability insurance paid for or maintained by the Corporation or other person or entity; or (iv) for amounts paid in settlement of any threatened, pending or completed action, suit or proceeding without the written consent of the Corporation, which written consent shall not be unreasonably withheld. The Board of Directors is hereby authorized, at any time by resolution and without stockholder approval, to add to the above list of exceptions from the right of indemnification under Article VIII.A hereof or advancement or reimbursement of expenses under Article VIII.B hereof. Any such additional exception may, at any time after its adoption, be amended, supplemented, waived or terminated by further resolution of the Board of Directors.

Article IX
Amendment of By-Laws

Except as otherwise provided by law, the By-laws of the Corporation may be amended or repealed by the Board of Directors by the affirmative vote of a majority of the Directors then in office.

Article X
Amendment of Certificate of Incorporation

The Corporation reserves the right to amend or repeal this Certificate in the manner now or hereafter prescribed by statute and this Certificate, and all rights conferred upon stockholders herein are granted subject to this reservation. Whenever any vote of the holders of capital stock of the Corporation is required to amend or repeal any provision of this Certificate, and in addition to any other vote of holders of capital stock that is required by this Certificate or by law, such amendment or repeal shall require the affirmative vote of the majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal at a duly constituted meeting of stockholders called expressly for such purpose; provided, however, that the affirmative vote of not less than a majority of the outstanding shares of capital stock entitled to vote on such amendment or repeal, and the affirmative vote of not less than a majority of the outstanding shares of each class entitled to vote thereon as a class, shall be required to amend or repeal any provision of Article VII, Article VIII, Article IX or Article X of this Certificate.

[*Signature Page Follows*]

IN WITNESS WHEREOF, the Corporation has caused this Second Amended and Restated Certificate of Incorporation to be signed as of the 19th day of January, 2019.

NSURE INC.

By: /s/ Wojciech Gudaszewski
Wojciech Gudaszewski
Chairman of the Board

EXHIBIT B
RISK FACTORS

RISK FACTORS

THERE ARE CERTAIN RISKS INHERENT IN AN INVESTMENT IN THE COMMON STOCK (THE "**SECURITIES**"). THE FOLLOWING DOES NOT PURPORT TO BE EXCLUSIVE OR TO SUMMARIZE ALL RISKS THAT MAY BE ASSOCIATED WITH PURCHASING OR OWNING THE SECURITIES. EACH POTENTIAL INVESTOR IS ADVISED AND EXPECTED TO CONDUCT ITS OWN INVESTIGATION INTO THE COMPANY AND THE RISKS AND SPECULATIVE FACTORS INHERENT IN AN INVESTMENT IN THE SECURITIES AND TO ARRIVE AT AN INDEPENDENT EVALUATION OF AN INVESTMENT IN THE SECURITIES. THE AGREEMENT TO WHICH THESE RISK FACTORS ARE ATTACHED IS PROVIDED FOR ASSISTANCE ONLY AND SHOULD BE READ IN ITS ENTIRETY AND IT IS NOT INTENDED TO BE, AND MUST NOT ALONE BE TAKEN AS, A RECOMMENDATION TO PURCHASE ANY SECURITIES OR AS THE BASIS FOR AN INVESTMENT DECISION. EACH INVESTOR SHOULD CONSULT HIS OWN TAX, INVESTMENT AND LEGAL ADVISORS CONCERNING THE MERITS OF THIS OFFERING. ALL REFERENCES TO "WE", "OUR", "US" AND "THE COMPANY" REFER TO NSURE, INC., A DELAWARE CORPORATION.

RISK FACTORS RELATED TO THE COMPANY

We have incurred losses and anticipate future losses.

As of December 31, 2019, we had significant losses arising from this being our start-up year. We also expect future losses until we have completed our business strategy of focusing on our internal growth of building to scale rather than achieving profitability.

If we are unable to increase our market share, our results may be adversely affected.

Our business strategy and future success depend in part on our ability to capture market share with our cost containment services as insurance consumers look for ways to achieve cost savings. We cannot assure you that we will successfully market our services to consumers, or that they will not resort to other means to achieve cost savings. Furthermore, we may not be able to demonstrate sufficient cost savings to potential or current customers to induce them to purchase insurance products through our Company.

We are a start-up company with no operating history and have not currently achieved significant revenues.

We are a developmental stage business with no operating history upon which Investors may base an evaluation of our potential future performance. As a result, there can be no assurance that we will be able to develop any revenue sources or that our operations will become profitable, even if we are able to invest the funds raised from the issuance of Common Stock in accordance with our business plan. Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by entities in the early stages of development. Such risks include, but are not limited to, an evolving business model, developing the business plan, creating sales, marketing our products and services, and the management of our growth. Our future operating results depend on many factors, including demand for our products and services, our ability to generate operating revenues, the level of competition, and the ability of our officers to manage our business, liquidity issues and growth. We must, among other things, sell products and services on a profitable basis, respond to economic and market variables outside our control, respond to competitive developments and continue to attract, retain and motivate qualified employees. As a development stage company, we are also subject to risks and or levels of risk that are often greater than those encountered by companies with established operations and relationships. There can be no assurance that we will be successful in meeting these challenges and addressing such risks and the failure to do so

could have a materially adverse effect on our business, results of operations and financial condition.

We may be unable to implement our business and growth strategy.

Our business plan, growth strategy and ability to generate revenues and profits is dependent upon our ability to:

- develop and provide products and services needed in the marketplace;
- establish, develop and maintain sales and distribution channels for our products and services;
- develop intellectual property;
- develop a client and customer bases;
- develop the organization and systems to support existing and growing clients and customers;
- attract, retain and hire highly skilled management and consultants;
- develop, expand and maintain our brand awareness, product recognition and customer loyalty;
- protect our reputation and customer loyalty;
- establish financial and management systems;
- keep pace with financial and management systems and expenses in concert with our growth;
- adapt and/or modify our business model and strategy;
- obtain adequate financing on acceptable terms to fund our growth strategy; and
- negotiate agreements on terms that will permit us to generate adequate profit margins.

Our failure with respect to any or all of these factors could impair our ability to successfully implement our business plan and growth strategy, which could have a material adverse effect on our results of operations and financial condition.

We may be unsuccessful in managing our growth, which could prevent us from becoming profitable.

While it may not be realized, we are planning for significant growth for the foreseeable future. If we are successful in developing our business plan, our anticipated future growth may place a significant strain on our managerial, financial, human and operational resources. To execute our anticipated growth successfully, we must attract and retain qualified personnel and manage and train them effectively. We must also upgrade our internal business processes and capabilities to create the scalability that a growing business demands. We will be dependent on our personnel and third parties to accomplish this, as well as to effectively market our products to an increasing number of potential consumers and distribution channels. We will also depend on our personnel to constantly develop and update our software, including all products and service features, which can be used in variety of applications. Any failure by us to manage our growth effectively could have an adverse effect on our ability to achieve our development and commercialization goals. We expect to rapidly expand our operations and grow our product development, operations, sales and marketing, technical, support and administrative functions. Our growth will require hiring, in the US and abroad, a significant number of qualified managers, marketing and sales personnel, customer service representatives knowledgeable about insurance products and our services, technical support representatives, and other technical personnel. Recruiting, motivating and retaining such personnel will be critical to our success. If we fail to identify, attract, retain and motivate these highly skilled personnel, we may be unable to continue our development and commercialization activities and achieve our expected growth.

We may not achieve the financial projections contained in our business plan.

The economic results contained in any financial projections provided by us were prepared by management and are based on assumptions of future events made by management. Management believes the assumptions are appropriate for the projections. However, unanticipated events or circumstances might occur which

would cause actual results to vary, possibly materially, from the projected results. Accordingly, no assurance can be given that actual results will not vary materially from the projections provided by us, that our projections are feasible or that we will become a successful business operation.

Our business plan is unproven.

Our success will depend on our ability to design, create and maintain our digital, mobile applications and website with the features disclosed in our business plan. We cannot assure Investors that we will be able to accomplish the goals set out in the business plan or to accomplish them in a manner to permit us to operate profitably. Significant changes in advertising, social media and regulatory law changes could adversely affect our business model in ways we cannot present foresee.

Our inability to raise additional capital may result in us not being able fully fund our operations and to otherwise execute our business plan or continue as a going concern.

We will likely require additional capital in the future and may seek to raise it through the public or private sale of debt or equity securities, debt financing or short-term loans, or a combination of the foregoing. We may also seek to satisfy indebtedness without any cash outlay through the private issuance of debt or equity securities. We currently do not have any binding commitments for, or readily available sources of, additional capital and may not be able to secure any additional capital we may need on terms favorable to us, if at all. We cannot give you any assurance that we will be able to secure the additional capital we may require to continue our operations. To the extent we require additional capital and cannot raise it, we may have to limit our then-current operations and curtail all or certain portions of our business objectives and plans. In addition, should our costs and expenses prove to be greater than currently anticipated, or should we change our current business plan in a manner that will increase or accelerate our anticipated costs and expenses (such as through the acquisition of new products), the depletion of our working capital would be accelerated, intensifying our need for additional capital. If we are unable to obtain the additional capital needed it would have a material adverse effect upon us and may affect our ability to continue as a going concern.

We may not be able to obtain additional financing on terms that are not unduly expensive or burdensome to us or disadvantageous to our existing members.

Even if we are able to raise additional cash or working capital through the public or private sale of debt or equity securities, debt financing or short-term loans, or the satisfaction of indebtedness without any cash outlay through the private issuance of debt or equity securities, the terms of such transactions may be unduly expensive or burdensome to us or disadvantageous to our existing members. For example, we may be forced to sell or issue our securities at significant discounts to market, or pursuant to onerous terms and conditions, including the issuance of preferred equity with disadvantageous dividend, voting or veto, conversion, redemption or liquidation provisions; the issuance of convertible debt with disadvantageous interest rates and conversion features; the issuance of warrants with cashless exercise features; the issuance of securities with anti-dilution provisions; and the grant of registration rights with significant penalties for the failure to quickly register. If we raise debt financing, we may be required to secure the financing with all of our business assets, which could be sold or retained by the creditor should we default in our payment obligations. We also might be required to sell or license our products or technologies under disadvantageous circumstances we would not otherwise consider, including granting licenses with low royalty rates and exclusivity provisions.

Because we are not diversified, we are subject to a greater risk of going out of business should our limited product line fail.

We are not currently diversified. Our sole business is related to selling auto and home insurance products through digital marketing solutions and that is a very competitive market, thereby increasing the risk of our not being successful.

Intense competition could reduce our market share and harm our financial performance.

Existing competitors, as well as potential new competitors, may have longer operating histories, greater name recognition, larger customer bases and significantly greater financial, technical, marketing and sales resources than we do. This may allow them to devote greater resources than we can to the development and promotion of their products and services. These competitors may also engage in more extensive research and development, undertake more far-reaching marketing campaigns, adopt more aggressive pricing policies and make more attractive offers to existing and potential employees, outside contributors, strategic partners and consumers. Our competitors may develop products and/or services that are equal or superior to ours or that achieve greater market acceptance than ours. It is also possible that new competitors may emerge that rapidly acquire significant market share. We may not be able to compete successfully with these other companies. Our failure to overcome these competitive forces could materially adversely affect our business, results of operations and financial condition, including our ability to expand our operations and offer new products and/or services. Increased competition could result in price reductions, reduced margins or loss of market share, any of which could materially adversely affect our business, results of operations and financial condition.

We must be able to adapt to rapidly changing market trends and technologies in order to continue offering viable products and services.

Our success will depend largely upon our ability to monitor rapidly emerging or changing technologies; converging industries; and changing and emerging needs of existing and new customers. The process of internally researching and developing, launching, gaining acceptance and establishing profitability for a new product or service, or assimilating and marketing an acquired product or service, is inherently risky and costly. New products typically require significant time and financial investment to achieve profitability. There can be no assurance that our efforts to introduce new or assimilate acquired products or services will be successful or profitable.

Our future success and profitability depends on the continued services of our key management personnel and our ability to hire additional skilled personnel.

Our future success depends upon the continued service of certain of our key management personnel. The loss of one or more of our key management personnel, could materially adversely affect our business, results of operations and financial condition. We cannot assure you that we will be able to retain the services of any of our key executives. If we had to replace any of our key executives, we would not be able to replace the significant amount of knowledge that our key executives have about our operations. In addition, we would be forced to expend significant time and money in the pursuit of a replacement, which would result in both a delay in the implementation of our business plan and the diversion of working capital. Our future success also depends on our continuing ability to attract, hire, efficiently train, and retain skilled marketing and sales personnel to sell our products and services, along with highly qualified technical and managerial personnel. Should we fail in any of these endeavors, our potential to generate revenues will be negatively affected.

The Series A-1 Preferred Stock provides "super" voting rights, which allows our largest stockholders to control corporate actions, and could also impact change-in-control attempts.

Our founders hold all outstanding Series A-1 Preferred Stock, which entitles them to have voting rights equal to 150,000 shares of Class A Common Stock for each share of Series A-1 Preferred Stock. As a result, the Series A-1 Preferred Stockholders will thus be able to control and elect the board of directors, and discourage, delay or prevent any potential anti-takeover or change in control attempt.

The Series A-2 Preferred Stock provides warrant coverage to selective investors based upon the amount purchased.

The Series A-2 Preferred Stock has provided for warrant coverage to selective investors, therefore not all Series A-2 Preferred Stockholders are treated the same. Depending upon the size of an investment in the Series A-2 Preferred stock offering, a Series A-2 Preferred stockholder may receive no warrant coverage at all or up to 100% warrant coverage. Overall, this may have a dilutive effect upon other stockholders, and especially other Series A-2 Preferred Stockholders who have purchased a lesser amount.

The Company is to pay the Series A-2 Preferred Stockholders a coupon.

The Second Amended and Restated Certificate of Incorporation requires a coupon on a Series A-2 Preferred Stock that will accrue on a daily basis at 12% per annum, payable on a quarterly basis either in cash or in kind as determined by the Company in its sole discretion (the "**Coupon**"). As the Company currently has no source of significant revenue, it is unclear if the Company will ever be able to pay the Coupon with cash, and even in the event the Company has sufficient revenue and profits to allow for cash payment of the Coupon, the Company may still determine in its sole discretion to pay the Coupon in kind.

RISK FACTORS RELATED TO OUR BUSINESS AND INDUSTRY

Volatility or declines in premiums or other adverse trends in the insurance industry may seriously undermine our profitability.

We derive most of our revenue from commissions and fees for our insurance brokerage services. We do not determine the insurance premiums on which our commissions are generally based. Moreover, insurance premiums are cyclical in nature and may vary widely based on market conditions. Because of market cycles for insurance product pricing, which we cannot predict or control, our brokerage revenues and profitability can be volatile or remain depressed for significant periods of time. In addition, there have been and may continue to be various trends in the insurance industry toward alternative insurance markets including, among other things, greater levels of self-insurance, captives, rent-a-captives, risk retention groups and non-insurance capital markets-based solutions to traditional insurance.

As traditional risk-bearing carriers continue to outsource the production of premium revenue to non-affiliated brokers or agents such as us, those carriers may seek to further minimize their expenses by reducing the commission rates payable to insurance agents or brokers. The reduction of these commission rates, along with general volatility and/or declines in premiums, may significantly affect our profitability. Because we do not determine the timing or extent of premium pricing changes, it is difficult to precisely forecast our commission revenues, including whether they will significantly decline. As a result, we may have to adjust our budgets for capital expenditures and other expenditures to account for unexpected changes in revenues, and any

decreases in premium rates may adversely affect our business, financial condition and results of operations.

Because the revenue we earn on the sale of certain insurance products is based on premiums and commission rates set by insurers, any decreases in these premiums or commission rates, or actions by carriers seeking repayment of commissions, could result in revenue decreases or expenses to us.

We derive revenue from commissions on the sale of insurance products that are paid by the carriers from whom our clients purchase insurance. Because payments for the sale of insurance products are processed internally by carriers, we may not receive a payment that is otherwise expected in any particular period until after the end of that period, which can adversely affect our ability to budget for significant future expenditures. Additionally, carriers or their affiliates may under certain circumstances seek the chargeback or repayment of commissions as a result of policy lapse, surrender, cancellation, rescission, default, or upon other specified circumstances. As a result of the chargeback or repayment of commissions, we may incur an expense in a particular period related to revenue previously recognized in a prior period and reflected in our financial statements. Such an expense could have a material adverse effect on our results of operations and financial condition, particularly if the expense is greater than the amount of related revenue retained by us.

The commission rates are set by carriers and are based on the premiums that the carriers charge. The potential for changes in premium rates is significant, due to pricing cyclicality in the insurance market. In addition, the insurance industry has been characterized by periods of intense price competition due to excessive underwriting capacity and periods of favorable premium levels due to shortages of capacity. Capacity could also be reduced by carriers failing or withdrawing from writing certain coverages that we offer our customers. Commission rates and premiums can change based on prevailing legislative, economic and competitive factors that affect carriers. These factors, which are not within our control, include the capacity of carriers to place new business, underwriting and non-underwriting profits of carriers, consumer demand for insurance products, the availability of comparable products from other carriers at a lower cost and the availability of alternative insurance products, such as government benefits and self-insurance products, to consumers. We cannot predict the timing or extent of future changes in commission rates or premiums or the effect any of these changes will have on our business, financial condition and results of operations.

Contingent commissions we may receive from carriers are less predictable than standard commissions, and any decrease in the amount of these kinds of commissions we receive could adversely affect our results of operations.

A portion of our revenues may consist of contingent commissions we receive from carriers. Contingent commissions are paid by carriers based upon the profitability, volume and/or growth of the business placed with such companies during the prior year. If, due to the current economic environment or for any other reason, we are unable to meet carriers' profitability, volume or growth thresholds, or carriers increase their estimate of loss reserves (over which we have no control), actual Contingent commissions we receive could be less than anticipated, which could adversely affect our business, financial condition and results of operations.

We will have a limited number of carriers, and therefore product offerings, on our digital platform, which may adversely affect our competitiveness in the marketplace.

We will have a limited number of carriers, and therefore product offerings, on our digital platform, which may adversely affect our competitiveness in the marketplace. Additionally, there may be carriers that offer more competitive rates than we will be able to offer to our customers, and the impact of this is that it can adversely affect our business operations and our financial conditions if we are unable to overcome these challenges.

Our business is subject to risks related to legal proceedings and governmental inquiries.

We are subject to litigation, regulatory investigations and claims arising in the normal course of our business operations. The risks associated with these matters often may be difficult to assess or quantify and the existence and magnitude of potential claims often remain unknown for substantial periods of time. While we have insurance coverage for some of these potential claims, others may not be covered by insurance, insurers may dispute coverage or any ultimate liabilities may exceed our coverage.

We may be subject to actions and claims relating to the sale of insurance, including the suitability of such products and services. Actions and claims may result in the rescission of such sales; consequently, carriers may seek to recoup commissions paid to us, which may lead to legal action against us. The outcome of such actions cannot be predicted and such claims or actions could have a material adverse effect on our business, financial condition and results of operations.

We are subject to laws and regulations, as well as regulatory investigations. The insurance industry has been subject to a significant level of scrutiny by various regulatory bodies, including state attorneys general and insurance departments, concerning certain practices within the insurance industry. These practices include, without limitation, the receipt of contingent commissions by insurance brokers and agents from carriers and the extent to which such compensation has been disclosed, the collection of agency fees, bid rigging and related matters.

There have been a number of revisions to existing, or proposals to modify or enact new, laws and regulations regarding insurance agents and brokers. These actions have imposed or could impose additional obligations on us with respect to our products sold. Some carriers have agreed with regulatory authorities to end the payment of contingent commissions on insurance products, which could impact our commissions that are based on the volume, consistency and profitability of business generated by us.

We cannot predict the impact that any new laws, rules or regulations may have on our business and financial results. Given the current regulatory environment and the number of our subsidiaries operating in local markets throughout the country, it is possible that we will become subject to further governmental inquiries and subpoenas and have lawsuits filed against us. Regulators may raise issues during investigations, examinations or audits that could, if determined adversely, have a material impact on us. The interpretations of regulations by regulators may change and statutes may be enacted with retroactive impact. We could also be materially adversely affected by any new industry-wide regulations or practices that may result from these proceedings.

Our involvement in any investigations and lawsuits would cause us to incur additional legal and other costs and, if we were found to have violated any laws, we could be required to pay fines, damages and other costs, perhaps in material amounts. Regardless of final costs, these matters could have a material adverse effect on us by exposing us to negative publicity, reputational damage, harm to client relationships, or diversion of personnel and management resources.

Conditions impacting carriers or other parties that we do business with may impact us.

We may have a significant amount of accounts receivable from carriers with which we place insurance. If those carriers were to experience liquidity problems or other financial difficulties, we could encounter delays or defaults in payments owed to us, which could have a significant adverse impact on our financial condition and results of operations. The potential for an insurer to cease writing insurance we offer our clients could negatively impact overall capacity in the industry, which in turn could have the effect of reduced placement of certain lines and types of insurance and reduced revenue and profitability for us. Questions about a carrier's perceived stability or financial strength may contribute to such insurers' strategic decisions to focus on certain lines of insurance to the detriment of others.

Regulations affecting carriers with which we place business affect how we conduct our operations.

Insurers are also regulated by state insurance departments for solvency issues and are subject to reserve requirements. We cannot guarantee that all carriers with which we do business comply with regulations

instituted by state insurance departments. We may need to expend resources to address questions or concerns regarding our relationships with these insurers, diverting management resources away from operating our business.

Competition in our industry is intense and, if we are unable to compete effectively, we may lose clients and our financial results may be negatively affected.

The business of providing insurance products and services is highly competitive and we expect competition to intensify. We compete for clients on the basis of reputation, client service, program and product offerings and our ability to tailor products and services to meet the specific needs of a client.

We actively compete with numerous integrated financial services organizations as well as carriers and brokers, producer groups, individual insurance agents, investment management firms, independent financial planners and broker-dealers. Competition may reduce the fees that we can obtain for services provided, which would have an adverse effect on revenue and margins. Many of our competitors have greater financial and marketing resources than we do and may be able to offer products and services that we do not currently offer and may not offer in the future. To the extent that banks, securities firms and carrier affiliates, the financial services industry may experience further consolidation, and we therefore may experience increased competition from carriers and the financial services industry, as a growing number of larger financial institutions increasingly, and aggressively, offer a wider variety of financial services, including insurance intermediary services. In addition, a number of carriers are engaged in the direct sale of insurance, primarily to individuals, and do not pay commissions to brokers.

In addition, new competitors, alliances among competitors or mergers of competitors could emerge and gain significant market share, and some of our competitors may have or may develop a lower cost structure, adopt more aggressive pricing policies or provide services that gain greater market acceptance than the services that we offer or develop. Competitors may be able to respond to the need for technological changes and innovate faster, or price their services more aggressively. They may also compete for skilled professionals, finance acquisitions, fund internal growth and compete for market share more effectively than we do. To respond to increased competition and pricing pressure, we may have to lower the cost of our services or decrease the level of service provided to clients, which could have an adverse effect on our business, financial condition and results of operations.

Some of our competitors may be able to sustain the costs of litigation more effectively than we can because they have substantially greater resources. In the event any of such competitors initiate litigation against us, such litigation, even if without merit, could be time-consuming and costly to defend and may divert management's attention and resources away from our business and adversely affect our business, financial condition and results of operations.

Similarly, any increase in competition due to new legislative or industry developments could adversely affect us. These developments include:

- Increased capital-raising by carriers, which could result in new capital in the industry, which in turn may lead to lower insurance premiums and commissions;

- Carriers selling insurance directly to insureds without the involvement of a broker or other intermediary or using captive agents, of which we are not a captive agent for any carrier;

- Changes in our business compensation model as a result of regulatory developments;

- Federal and state governments establishing programs to provide property insurance in catastrophe-prone areas or other alternative market types of coverage, that compete with, or completely replace, insurance products offered by carriers; and

- Increased competition from new market participants such as banks, accounting firms, consulting firms and Internet or other technology firms offering risk management or insurance brokerage services, or new distribution channels for insurance such as payroll firms.

New competition as a result of these or other competitive or industry developments could cause the demand for our products and services to decrease, which could in turn adversely affect our business, financial condition and results of operations.

Our business, financial condition and results of operations may be negatively affected by E&O claims.

We have significant insurance agency and brokerage operations and are subject to claims and litigation in the ordinary course of business resulting from alleged and actual errors and omissions in placing insurance and rendering coverage advice. These activities involve substantial amounts of money. Since E&O claims against us may allege our liability for all or part of the amounts in question, claimants may seek large damage awards. These claims can involve significant defense costs. Errors and omissions could include failure, whether negligently or intentionally, to place coverage on behalf of clients, to provide carriers with complete and accurate information relating to the risks being insured, or to appropriately apply funds that we hold on a fiduciary basis. It is not always possible to prevent or detect errors and omissions, and the precautions we take may not be effective in all cases.

We have errors and omissions insurance coverage to protect against the risk of liability resulting from our alleged and actual errors and omissions. Prices for this insurance and the scope and limits of the coverage terms available are dependent on our claims history as well as market conditions that are outside of our control. While we endeavor to purchase coverage that is appropriate to our assessment of our risk, we are unable to predict with certainty the frequency, nature or magnitude of claims for direct or consequential damages or whether our errors and omissions insurance will cover such claims.

In establishing liabilities for E&O claims, we utilize case level reviews by inside and outside counsel and an internal analysis to estimate potential losses. The liability is reviewed annually and adjusted as developments warrant. Given the unpredictability of E&O claims and of litigation that could flow from them, it is possible that an adverse outcome in a particular matter could have a material adverse effect on our results of operations, financial condition or cash flow in a given quarterly or annual period.

Our business is dependent upon information processing systems. Security or data breaches may hurt our business.

Our ability to provide insurance services to clients and to create and maintain comprehensive tracking and reporting of client accounts depends on our capacity to store, retrieve and process data, manage significant databases and expand and periodically upgrade our information processing capabilities. As our operations evolve, we will need to continue to make investments in new and enhanced information systems. As our information system providers revise and upgrade their hardware, software and equipment technology, we may encounter difficulties in integrating these new technologies into our business. Interruption or loss of our information processing capabilities or adverse consequences from implementing new or enhanced systems could have a material adverse effect on our business, financial condition and results of operations.

In the course of providing financial services, we may electronically store or transmit personally identifiable information, such as social security numbers or credit card or bank information, of clients or employees of clients. Breaches in data security or infiltration by unauthorized persons of our network security could cause interruptions in operations and damage to our reputation. While we maintain policies, procedures and technological safeguards designed to protect the security and privacy of this information, we cannot entirely eliminate the risk of improper access to or disclosure of personally identifiable information nor the related costs we incur to mitigate the consequences from such events. Privacy laws and regulations are matters of

growing public concern and are continuously changing in the states in which we operate. The failure to adhere to or successfully implement procedures to respond to these regulations could result in legal liability or impairment to our reputation.

Further, despite security measures taken, our systems may be vulnerable to physical break-ins, unauthorized access, viruses or other disruptive problems. If our systems or facilities were infiltrated or damaged, our clients could experience data loss, financial loss and significant business interruption leading to a material adverse effect on our business, financial condition and results of operations. We may be required to expend significant additional resources to modify protective measures, to investigate and remediate vulnerabilities or other exposures or to make required notifications.

We rely on the availability and performance of information technology services provided by third parties.

While we maintain some of our critical information technology systems, we are also dependent on third party service providers, to provide important information technology services relating to, among other things, agency management services, sales and service support, electronic communications and certain finance functions. If the service providers to which we outsource these functions do not perform effectively, we may not be able to achieve the expected cost savings and may have to incur additional costs to correct errors made by such service providers. Depending on the function involved, such errors may also lead to business disruption, processing inefficiencies, the loss of or damage to intellectual property through security breach, the loss of sensitive data through security breach, or otherwise. While we or any third-party service provider have not experienced any significant disruption, failure or breach impacting our information technology systems, any such disruption, failure or breach could adversely affect our business, financial condition and results of operations.

Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

Should we experience a local or regional disaster or other business continuity problem, such as an earthquake, hurricane, terrorist attack, pandemic, security breach, power loss, telecommunications failure or other natural or man-made disaster, our continued success will depend, in part, on the availability of personnel, office facilities, and the proper functioning of computer, telecommunication and other related systems and operations. We could potentially lose client data or experience material adverse interruptions to our operations or delivery of services to clients in a disaster recovery scenario.

If we are unable to apply technology effectively in driving value for our clients through technology-based solutions or gain internal efficiencies and effective internal controls through the application of technology and related tools, our operating results, client relationships, growth and compliance programs could be adversely affected.

Our future success depends, in big part, on our ability to anticipate and respond effectively to the threat of digital disruption and other technology change. We must also develop and implement technology solutions and technical expertise among our employees that anticipate and keep pace with rapid and continuing changes in technology, industry standards, client preferences and internal control standards. We may not be successful in anticipating or responding to these developments on a timely and cost-effective basis, and our ideas may not be accepted in the marketplace. Additionally, the effort to gain technological expertise and develop new technologies in our business requires us to incur significant expenses. If we cannot offer new technologies as quickly as our competitors, or if our competitors develop more cost-effective technologies or product offerings, we could experience a material adverse effect on our operating results, client relationships, growth and compliance programs.

In some cases, we depend on key vendors and partners to provide technology and other support for our strategic initiatives. If these third parties fail to perform their obligations or cease to work with us, our ability to execute on our strategic initiatives could be adversely affected.

Non-compliance with or changes in laws, regulations or licensing requirements applicable to us could restrict our ability to conduct our business.

The industry in which we operate is subject to extensive regulation. We are subject to regulation and supervision both federally and in each applicable local jurisdiction. In general, these regulations are designed to protect clients, policyholders and insureds and to protect the integrity of the financial markets, rather than to protect stockholders or creditors. Our ability to conduct business in these jurisdictions depends on our compliance with the rules and regulations promulgated by federal regulatory bodies and other regulatory authorities. Failure to comply with regulatory requirements, or changes in regulatory requirements or interpretations, could result in actions by regulators, potentially leading to fines and penalties, adverse publicity and damage to our reputation in the marketplace. There can be no assurance that we will be able to adapt effectively to any changes in law. In extreme cases, revocation of a subsidiary's authority to do business in one or more jurisdictions could result from failure to comply with regulatory requirements. In addition, we could face lawsuits by clients, insureds and other parties for alleged violations of certain of these laws and regulations. It is difficult to predict whether changes resulting from new laws and regulations will affect the industry or our business and, if so, to what degree.

Employees and principals who engage in the solicitation, negotiation or sale of insurance, or provide certain other insurance services, generally are required to be licensed individually. Insurance and laws and regulations govern whether licensees may share commissions with unlicensed entities and individuals. We believe that any payments we make to third parties are in compliance with applicable laws. However, should any regulatory agency take a contrary position and prevail, we will be required to change the manner in which we pay fees to such employees or principals or require entities receiving such payments to become registered or licensed.

State insurance laws grant supervisory agencies, including state insurance departments, broad administrative authority. State insurance regulators and the National Association of Insurance Commissioners continually review existing laws and regulations, some of which affect our business. These supervisory agencies regulate many aspects of the insurance business, including, the licensing of insurance brokers and agents and other insurance intermediaries, the handling of third-party funds held in a fiduciary capacity, and trade practices, such as marketing, advertising and compensation arrangements entered into by insurance brokers and agents.

Federal, state and other regulatory authorities have focused on, and continue to devote substantial attention to, the insurance industry as well as to the sale of products or services to seniors. Regulatory review or the issuance of interpretations of existing laws and regulations may result in the enactment of new laws and regulations that could adversely affect our operations or our ability to conduct business profitably. We are unable to predict whether any such laws or regulations will be enacted and to what extent such laws and regulations would affect our business.

In connection with the implementation of our corporate strategies, we face risks associated with the acquisition or disposition of businesses, the entry into new lines of business, the integration of acquired businesses and the growth and development of these businesses.

In pursuing our corporate strategy, we may acquire other businesses or dispose of or exit businesses we currently own. The success of this strategy is dependent upon our ability to identify appropriate acquisition and disposition targets, negotiate transactions on favorable terms, complete transactions and, in the case of acquisitions, successfully integrate them into our existing businesses. If a proposed transaction is not consummated, the time and resources spent in researching it could adversely result in missed opportunities to locate and acquire other businesses. If acquisitions are made, there can be no assurance that we will realize the anticipated benefits of such acquisitions, including, but not limited to, revenue growth, operational efficiencies or expected synergies. If we dispose of or otherwise exit certain businesses, there can be no assurance that we will not incur certain disposition related charges, or that we will be able to reduce overhead related to the divested assets.

From time to time, either through acquisitions or internal development, we may enter new lines of business or offer new products and services within existing lines of business. These new lines of business or new products and services may present additional risks, particularly in instances where the markets are not fully developed. Such risks include the investment of significant time and resources; the possibility that these efforts will be not be successful; the possibility that marketplace does not accept our products or services, or that we are unable to retain clients that adopt our new products or services; and the risk of additional liabilities associated with these efforts. In addition, many of the businesses that we acquire and develop will likely have significantly smaller scales of operations prior to the implementation of our growth strategy. If we are not able to manage the growing complexity of these businesses, including improving, refining or revising our systems and operational practices, and enlarging the scale and scope of the businesses, our business may be adversely affected. Other risks include developing knowledge of and experience in the new business, integrating the acquired business into our systems and culture, recruiting professionals and developing and capitalizing on new relationships with experienced market participants. External factors, such as compliance with new or revised regulations, competitive alternatives and shifting market preferences may also impact the successful implementation of a new line of business. Failure to manage these risks in the acquisition or development of new businesses could materially and adversely affect our business, financial condition and results of operations.

Because our business currently is highly concentrated in Florida, adverse economic conditions, natural disasters, or regulatory changes in these states could adversely affect our financial condition.

A significant portion of our business is concentrated in Florida. The insurance business is primarily a state-regulated industry, and therefore, state legislatures may enact laws that adversely affect the insurance industry. Because our business is concentrated in the one state, we face greater exposure to unfavorable changes in regulatory conditions in those states than insurance intermediaries whose operations are more diversified through a greater number of states. In addition, the occurrence of adverse economic conditions, natural or other disasters, or other circumstances specific to or otherwise significantly impacting these states could adversely affect our financial condition, results of operations and cash flows. We are susceptible to losses and interruptions caused by hurricanes, floods, earthquakes, power shortages, telecommunications failures, water shortages, floods, fire, extreme weather conditions, geopolitical events such as terrorist acts and other natural or man-made disasters. Our insurance coverage with respect to natural disasters is

limited and is subject to deductibles and coverage limits. Such coverage may not be adequate, or may not continue to be available at commercially reasonable rates and terms.

We anticipate that we will derive a significant portion of our commission revenues from a limited number of carriers, the loss of which would result in additional expense and loss of market share.

We anticipate that we will derive a significant portion of our commission revenues from a limited number of carriers. Should any of these carriers seek to terminate its arrangements with us, we could be forced to move our business to another carrier and some additional expense and loss of market share could possibly result.

Our business may be harmed if we lose our relationships with carriers, fail to maintain good relationships with carriers, become dependent upon a limited number of carriers or fail to develop new carrier relationships.

Our business typically enters into contractual agency relationships with carriers that are sometimes unique to us, but non-exclusive and terminable on short notice by either party for any reason. In many cases, carriers also have the ability to amend the terms of our agreements unilaterally on short notice. Carriers may be unwilling to allow us to sell their existing or new insurance products or may amend our agreements with them, for a variety of reasons, including for competitive or regulatory reasons or because of a reluctance to distribute their products through our platform. Carriers may decide to rely on their own internal distribution channels, choose to exclude us from their most profitable or popular products, or decide not to distribute insurance products in individual markets in certain geographies or altogether. The termination or amendment of our relationship with a carrier could reduce the variety of insurance products we offer. We also could lose a source of, or be paid reduced commissions for, future sales and could lose renewal revenue for past sales. Our business could also be harmed if we fail to develop new carrier relationships.

In the future, it may become necessary for us to offer insurance products from a reduced number of carriers or to derive a greater portion of our revenues from a more concentrated number of carriers as our business and the insurance industry evolve. Should our dependence on a smaller number of carriers increase, whether as a result of the termination of carrier relationships, carrier consolidation or otherwise, we may become more vulnerable to adverse changes in our relationships with our carriers, particularly in states where we offer insurance products from a relatively small number of carriers or where a small number of carriers dominate the market. The termination, amendment or consolidation of our relationship with our carriers could harm our business, financial condition and results of operations.

New regulations may affect our businesses, results of operations, financial condition and ability to compete effectively.

Legislators and regulators may periodically consider various proposals that may affect our business practices and product designs, how we sell or service certain products we offer. New regulations may even affect our ability to conduct certain businesses at all. These proposals could also impose additional taxes on insurance companies (either based on size, activities, geography, government support or other criteria). It is uncertain whether and how these and other such proposals would apply to us or our competitors or how they could impact our consolidated results of operations, financial condition and ability to compete effectively.

Adverse developments in the commercial automobile insurance industry could cause our operations to suffer.

Adverse developments in the market for commercial automobile insurance, including those which could result from potential declines in commercial and economic activity, could cause our results of operations to suffer. The commercial automobile insurance industry is cyclical. Historically, the industry has been characterized by periods of price competition and excess capacity followed by periods of higher premium rates and shortages of underwriting capacity. These fluctuations in the business cycle could negatively impact the revenues of our company. Our business may also be affected by cost trends that negatively impact profitability, such as a continuing economic downturn, inflation in vehicle repair costs, vehicle replacement parts costs, used vehicle prices, fuel costs and medical care costs. Increased costs related to the handling and litigation of claims may also negatively impact profitability. Adverse developments relative to previously written or current business could have a negative impact on our results.

Our business, and therefore our results of operations and financial condition, may be adversely affected by conditions that result in reduced insurer capacity.

Our results of operations depend on the continued capacity of insurance carriers to underwrite risk and provide coverage, which depends in turn on those insurance companies' ability to procure reinsurance. Capacity could also be reduced by insurance companies failing or withdrawing from writing certain coverages that we offer our customers. We have no control over these matters. To the extent that reinsurance becomes less widely available, we may not be able to procure the amount or types of coverage that our customers desire and the coverage we are able to procure for our customers may be more expensive or limited.

We have almost any sales, have not developed a market and lack brand recognition.

To date, we have mainly focused on analyzing market opportunity, market research, technology scoping, insurance protocols, insurance carrier and agent relationships, mobile app and website development, and business plan development. Our ability to finance operations and to achieve profitability will depend, in large part, on our ability to introduce and successfully market our products and services. Market and brand acceptance and recognition generally require substantial time and effort. While we believe that our marketing and sales plan will generate the projections that we have provided, we make no assurances that the markets we target will be penetrated as planned. Additionally, if it is, we make no assurances regarding the level of penetration required to be successful in helping us realize a competitive advantage over existing competitors or others who may enter the markets.

We rely on insurance carriers, general agents and other third parties for provide the products and services which we offer to our customers.

We rely on insurance carriers, general agents and other third parties for provide the products and services which we offer to our customers. In the event we are unable to rely on any of these third parties or they fail to provide products and services which we are able to market to consumers, then such event could materially adversely affect our business and our financial condition.

Since we depend on a few insurance carriers for a large portion of our anticipated revenues, loss of business provided by any one of them could adversely affect us.

Since we may depend on a few insurance carriers for a large portion of our anticipated revenues, loss of business provided by any one of them could adversely affect us and could materially adversely affect our business and our financial condition.

Our ability to conduct business would be negatively impacted in the event of an interruption in information technology and/or data security and/or outsourcing relationships.

Our business relies on information systems to provide effective and efficient service to our customers and timely and accurately report information to carriers. An interruption of our access to, or an inability to access, our information technology, telecommunications or other systems could significantly impair our ability to perform such functions on a timely basis. If sustained or repeated, such a business interruption, system failure or service denial could result in a deterioration of our ability to process new and renewal business, provide customer service, or perform other necessary business functions. Computer viruses, hackers and other external hazards could expose our data systems to security breaches. These increased risks, and expanding regulatory requirements regarding data security, could expose us to data loss, monetary and reputational damages and significant increases in compliance costs. While we have taken, and continue to take, actions to protect the security and privacy of our information, entirely eliminating all risk of improper access to private information is not possible.

Local economic downturn and regional and national economic softness could materially and adversely affect our economic performance.

Our economic performance is subject to all of the risks related to adverse changes in national, regional and local economic and market conditions, including the recent recession, inflation, unemployment and interest rates. In the future there may be additional periods of relatively weak economic performance that could reduce demand in the marketplace for our products and services which may have a negative effect on our financial success. Economic and market conditions may also affect our ability to generate new sales, increased revenues and achieve our business plan. Furthermore, if sales of our products and services do not generate sufficient income to meet our operating expenses, our income and results of operations will be significantly harmed.

At such time as we generate revenues, we anticipate our financial results will fluctuate from quarter to quarter, which makes them difficult to predict.

Once we begin to generate revenues, we expect that our quarterly financial results will fluctuate. Additionally, we have just recently launched our service and have a very limited operating history. With the current scale of our business, it is difficult to forecast our future results. Our financial results in any given quarter can be influenced by numerous factors, many of which we are unable to predict or are outside of our control, including:

- our ability to maintain and grow our user base;
- our ability to attract and retain customers in a particular period;
- seasonal fluctuations in spending by our customers;
- client acquisition costs may be higher than we anticipate and the conversion of marketing leads to sales might be lower than we anticipate;
- the development and introduction of new products or services by us or our competitors;
- increases in marketing, sales, technical development and other operating expenses that we may incur to grow and expand our operations and to remain competitive;
- our ability to maintain gross margins and operating margins;
- adverse litigation judgments, settlements or other litigation-related costs;
- changes in the legislative or regulatory environment, including with respect to privacy, or enforcement by government regulators, including fines, orders or consent decrees;
- fluctuations in market values and interest rates; and
- changes in business or macroeconomic conditions.

If our internal controls and procedures fail, our financial condition, results of operations and cash flow could be materially and adversely affected.

Management is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

Our ability to report our financial results on a timely and accurate basis could be adversely affected by a failure in our internal control over financial reporting. If our financial statements are not fairly presented, Investors may not have an accurate understanding of our operating results and financial condition. In addition, a failure in our internal control over financial reporting could materially and adversely affect our financial condition, results of operations and cash flow.

Uncertainty exists in the application of various laws and regulations to our business and we may become subject to new laws or regulations that are applicable to our business.

We operate in a regulatory climate in which there is uncertainty as to the application of various laws and regulations to our business. The insurance industry is highly regulated and very competitive environment. Although we do not believe that existing laws or regulations materially and adversely impact us, our business could be significantly affected by different interpretations or applications of existing laws or regulations, future laws or regulations, or actions or rulings by judicial or regulatory authorities. Our operations may be subjected to adoption of new laws or regulations applicable to our business and/or expansion or interpretation of various existing laws and regulations affecting our business. Compliance with these laws and regulations may subject us to licensing, claims, judgments and remedies at an undeterminable and possibly significant initial and annual expense. These additional expenditures may increase our administrative costs impacting our future overhead, thereby potentially reducing our future results of operations. There can be no assurances that future laws or regulations or interpretations or expansions of existing laws or regulations will not impose requirements on internet commerce that could substantially impair the growth of e-commerce and adversely affect our business, results of operations and financial condition. The adoption of additional laws or regulations may decrease the popularity or impede the expansion of e-commerce and internet marketing, restrict our present business practices, require us to implement costly compliance procedures or expose us and/or our customers to potential liability.

We may be considered to "operate" or "do business" in states where our customers conduct their business, subjecting us to regulatory and other oversight, possibly resulting in regulatory action. In the event any state's regulatory requirements impose state specific requirements on us or include us within an industry-specific regulatory scheme, we may be required to modify our marketing programs in that state in a manner that may undermine the program's attractiveness to consumers or dealers. In the alternative, if we determine that the licensing and related requirements are overly burdensome, we may elect to terminate operations in that state. In each case, our business, results of operations and financial condition could be materially and adversely affected. We have identified below areas of government regulation, which if changed or interpreted to apply to our business, we believe could be costly for us.

Failure to comply with various data privacy laws, rules and regulations and may result in an action against us.

Various laws, rules and regulations govern the collection, use, retention, sharing and security of data that we receive from our users, customers and affiliates. In addition, we have and will post on our website our own privacy policies and practices concerning the collection, use and disclosure of user data and personal information. Any failure, or perceived failure, by us to comply with our posted privacy policies, Federal

Trade Commission requirements or orders or other federal or state privacy or consumer protection-related laws, regulations or industry self-regulatory principles could result in proceedings or actions against us by governmental entities or others. Further, failure or perceived failure by us to comply with our policies, applicable requirements, or industry self-regulatory principles related to the collection, use, sharing or security of personal information or other privacy-related matters could result in a loss of user confidence in us, damage to our brand, and ultimately in a loss of customers. We cannot predict whether new legislation or regulations concerning data privacy and retention issues related to our business will be adopted, or if adopted, whether they could impose requirements that may result in a decrease in our user registrations and materially and adversely affect our revenues, results of operations and financial condition.

We may be exposed to liability over privacy concerns.

Despite the display of our privacy policy on our website, any penetration of our network security or misappropriation of our customers' personal profile, physical location or credit card or other information could subject us to liability. We may be liable for claims based on unauthorized purchases with credit card information, impersonation or other similar fraud claims. Claims could also be based on other misuses of personal information, such as for unauthorized marketing purposes. Theft of personal information or actual physical location and resulting fraud, injury or death may serve as the basis for additional claims. These claims could result in litigation, which could divert management's attention from the operation of our business and result in the imposition of significant damages. We could also incur expenses if new regulations regarding the use of personal information are introduced or if our privacy practices are investigated.

Interruptions or failures in our information technology platforms, communication systems, satellite systems or security systems could materially and adversely affect our business, results of operations or financial condition.

Our information technology platforms, communications systems and satellite systems are susceptible to outages and interruptions due to fire, flood, earthquake, power loss, telecommunications failures, cyber-attacks, terrorist attacks, failure of redundant systems and disaster recovery plans and similar events. Such outages and interruptions could damage our reputation and harm our operating results. Despite our network security measures, our information technology platforms are vulnerable to computer viruses, worms, physical and electronic break-ins, sabotage, and similar disruptions from unauthorized tampering, as well as coordinated denial-of-service attacks. In the event of delays or disruptions to services we rely on third-party providers and/or government agencies to perform disaster recovery planning and services on our behalf. We are vulnerable to extended failures to the extent that planning and services are not adequate to meet our continued technology platform, communication or security systems' needs. We rely on third-party providers for our primary and secondary internet connections. We have little or no control over these third-party providers. Any disruption of the services they provide us or any failure of these third-party providers to effectively plan for increases in capacity could, in turn, cause delays or disruptions in our services.

RISKS RELATED TO INTELLECTUAL PROPERTY

We may not be able to protect our intellectual property, and we may be liable for infringing the intellectual property of others.

Third parties may infringe or misappropriate our intellectual property, which could have a material adverse effect on our business, results of operations or financial condition. While we enter into confidentiality agreements with our material employees, guides, consultants and strategic partners, and generally control access to and distribution of our proprietary information, the steps we have

taken to protect our intellectual property may not prevent misappropriation. In addition, we do not know whether we will be able to successfully defend our proprietary rights since the validity, enforceability and scope of protection of proprietary rights in Internet-related, consumer electronics, consumer electronics wearables, M2M communications, communications, location-based services, personal safety monitoring and mobile health/health monitoring and security industries are still evolving. Similarly, we cannot give you any assurance that we will not be required to defend against litigation involving third parties asserting infringement claims against us. These claims and any resultant litigation, should it occur, could subject us to significant liability for damages. In addition, even if we prevail, litigation could be time-consuming and expensive to defend and could result in the diversion of our time and attention. Any claims from third parties may also result in limitations on our ability to use the intellectual property subject to these claims unless we are able to enter into agreements with the third parties making these claims. Legal and accounting costs relating to prosecuting or defending infringement litigation may be substantial.

Misappropriation or infringement of our intellectual property and proprietary rights, enforcement actions to protect our intellectual property and claims from third parties relating to intellectual property could materially and adversely affect our business, results of operations and financial condition.

Litigation regarding intellectual property rights is common in the internet and technology industries. We expect that internet, consumer electronics, consumer electronics wearables, M2M communications, communications, location-based services, personal safety monitoring, and mobile health/health monitoring and security technologies and software products and services may be increasingly subject to third-party infringement claims as the number of competitors in our industry segment grows and the functionality of products in different industry segments overlaps. Our ability to compete depends upon our proprietary systems and technology. While we rely on trademark, trade secret, patent and copyright law, confidentiality agreements and technical measures to protect our proprietary rights, we believe that the technical and creative skills of our personnel, continued development of our proprietary systems and technology and brand name recognition and reliable products and services will be more essential in establishing and maintaining a leadership position and strengthening our brand. Despite our efforts to protect our proprietary rights, unauthorized parties may attempt to copy aspects of our services or to obtain and use information that we regard as proprietary. Policing unauthorized use of our proprietary rights is difficult. We have no assurance that the steps taken by us will prevent misappropriation of technology or that the agreements entered into for that purpose will be enforceable. Effective trademark, service mark, patent, copyright and trade secret protection may not be available when our products and services are made available online. In addition, if litigation becomes necessary to enforce or protect our intellectual property rights or to defend against claims of infringement or invalidity, this litigation, even if successful, could result in substantial costs and diversion of resources and management attention. We also have no assurances that our products and services do not infringe on the intellectual property rights of third parties. Claims of infringement, even if unsuccessful, could result in substantial costs and diversion of resources and management attention. If we are not successful, we may be subject to preliminary and permanent injunctive relief and monetary damages which may be trebled in the case of willful infringements.

We could be adversely affected by actions of third parties that could subject us to litigation that could significantly and adversely affect our business, results of operations and financial condition.

We could face liability for information retrieved or obtained from or transmitted across our platform by third parties. These liabilities can include liability for violations by these third parties of laws, rules and regulations, including those related to data security and privacy laws and regulations; unsolicited email, text messaging, telephone or wireless voice marketing; and licensing. We have no assurance that any indemnification provided to us in our agreements with third parties, if available, will be adequate.

RISKS RELATED TO THE OFFERING AND YOUR INVESTMENT

Your investment in the Company Stock is a long-term investment.

Investors should be aware of the long-term nature of their investment in the Company. Prospective investors will be required to represent in writing that they are purchasing the Company Stock for their own account for long-term investment and not with a view towards resale or distribution. Accordingly, purchasers of the Company Stock must be willing and able to bear the economic risk of their investment for an indefinite period of time.

The Investors will not have a majority voice in the Company in making major decisions.

The holders of Class A Common Stock will not control a majority of our issued and outstanding Stock. Such purchasers, either individually or as a collective group, will not have the ability to control our actions in any decisions.

The Securities are not registered with the Securities and Exchange Commission.

The Securities will not be registered under the Securities Act of 1933, as amended (the "**Securities Act**"), or any state's blue-sky laws in reliance upon exemptions contained in the Securities Act and in such laws. The Securities may not be resold unless they are registered thereunder or an exemption from registration is available. Holders of Securities have no right to require the registration of the Common Stock. The exemption from registration of the Securities in accordance with applicable provisions of the securities laws of the United States and state law cannot be guaranteed. Neither the SEC, any state nor any of their agencies have reviewed or passed upon the merits of the Offering, the Common Stock or the accuracy of this Agreement.

The Offering is not registered with the SEC or state securities authorities and there will be no regulatory review or approval of the sale of the Common Stock.

The Offering of will not be registered with the SEC under the Securities Act or the securities agency of any state and no such agency will review or pass upon the sale of the Class A shares of the Company's common stock. The Class A shares of the Company's common stock are being offered in reliance on certain exemptions from the registration provisions of the Securities Act and state securities laws applicable only to offers and sales to investors meeting the suitability requirements set forth in the Subscription Agreement to which these Risk Factors are attached. No governmental regulatory agency has or will review or pass upon the sale of the Class A shares of the Company's common stock. As such, prospective investors will not have the benefit of review by the SEC or any state securities regulatory authority. Therefore, you are assuming the task and the risks of assessing the adequacy of disclosure and the fairness of the terms of this Offering on your own, or in conjunction with your personal advisors.

If we fail to comply with state, federal and international securities laws we may be subject to a rescission action.

The Securities are being offered, and will be sold, to investors in reliance upon certain exemptions from the registration requirements provided in the Securities Act and state securities laws, or "Blue-Sky" laws. If we fail to comply with the requirements of these exemptions, it is possible that Investors may be entitled to seek rescission of their purchase of the Securities, if they so desire. It is possible that one or more Investors seeking rescission would succeed. This might also occur under the applicable "Blue-Sky" laws and regulations in states where the Securities will be offered without registration or qualification pursuant to a

private offering or other exemption. If a number of Investors were successful in seeking rescission, we would face significant financial demands, which could adversely affect us as a whole.

Our failure to comply with federal, state and relevant international securities law and regulations in connection with this Offering could subject us to enforcement actions and impair our ability to raise capital in the future.

We are relying upon exemptions from the registration provisions of federal, state and relevant international securities laws in this Offering. In relying upon such exemptions we have the burden of compliance with such laws for this Offering. If for any reason we fail to comply, we may, among other things, be subjected to both investigations and administrative actions by federal, state or foreign agencies or actions for rescission or for damages. Such actions, if commenced, could have a material adverse effect on our ability to raise necessary capital in the future. While we endeavor to fully comply with all such laws, there is no assurance that any non-compliance will not have material adverse effect on us.

To satisfy the requirements of applicable securities laws there is limited transferability and liquidity in the Securities.

To satisfy the requirements of certain exemptions from registration under the Securities Act, and to conform to applicable state securities laws, each Investor must acquire the Securities for investment purposes only and not with a view towards distribution. Consequently, certain conditions of the Securities Act may need to be satisfied prior to any sale, transfer, or other disposition of the Securities. Some of these conditions may include a minimum holding period, availability of certain reports, including financial statements from us, limitations on the percentage of securities sold, and the manner in which they are sold.

No assignment, transfer or disposition of any Securities may be made unless we receive an opinion of counsel provided at the holder's expense, in a form satisfactory to us stating that the proposed sale, transfer or other disposition will not result in a violation of applicable federal, state or foreign securities laws and regulations.

Our Securities have no public market and no assurance can be given that any public market will ever develop, or if developed that any such market will be sustained.

The Securities have not been registered under the Securities Act, and are being offered in reliance upon exemptions from the registration requirements thereunder in a manner that is intended to comply with the requirements of Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, and are only being offered hereunder to "accredited investors" as defined in the Securities Act. The Securities cannot be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of, and unless they are registered under the Securities Act, or if in the opinion of counsel, satisfactory to us, such sale, transfer, pledge, hypothecation, assignment or disposition is exempt from such registration requirements. We have no current intent to file a registration statement with respect to the Securities and we have not made any representations with respect to the future filing of any registration statement or with respect to effectuating any public offering for the Securities. There is currently no trading market for the Securities and it is not anticipated that a trading market will ever develop. Accordingly, even in the absence of the foregoing restrictions on transfer, it is unlikely that an Investor will be able to readily dispose of the Securities or pledge them as collateral for a loan. Consequently, the Securities are suitable only for long-term investment by persons with no need for liquidity and who can absorb the loss of their entire investment.

The Securities offered by the Company lack liquidity and transferability.

There is no active secondary market for security holders to either purchase or sell their Class A shares of

the Company's Common Stock. We are not responsible for supporting or maintaining a market for the Securities. As a result, Investors may be unable to sell or transfer their Securities indefinitely and thus may be unable to realize any profit on their investment. Investors who need to be able to liquidate their investment with certainty should not invest their funds in the Securities.

There is currently no public or private trading market for the Securities and as a result the Securities lack liquidity and transferability.

Because there is no public or private trading market for the Securities and no such market is expected to develop, the liquidity and transferability of the Securities will be adversely affected. The Securities cannot be sold unless they are registered under the Securities Act or are exempt therefrom. There can be no assurances that we will ever register the Securities for resale under federal, state or foreign securities laws. Consequently, you may not be able to liquidate your Securities in the event of an emergency or for any other reason. Accordingly, this investment is designed for investors with no need for liquidity and who can afford to bear the risk of losing their entire investment.

The value of the Securities will fluctuate.

The value of the Company's Common Stock will fluctuate depending upon numerous factors, including without limitation, the success of our business, customer expansion, competitive developments, our ability to adapt to changing conditions and technology, changes in laws, the cost of keeping current with new technology and methods, inflation, recession, labor matters, including the departure or addition of key personnel to our management team, acts of god and other factors.

You are not entitled to rely on other information.

In making the decision to purchase the Securities, an Investor may consider information and materials not included this Agreement. **We have not authorized the use of such information nor do we make any representation or warranty as to any such information or material, and no assurances can be given as to its accuracy or completeness.** In addition, no assurances can be given to any subsequent purchaser of any of our securities that such information or material, if any, will be available, accurate, current or complete.

Investments in the Securities may have adverse tax consequences.

Investors are encouraged to contact their financial and tax advisors to determine the consequences, if any, of their purchase of the Company's Common Stock.

There are restrictions on transferability and there is a lack of public market for the Company's Common Stock.

The Common Stock is subject to significant restrictions on transferability and resale and may not be transferred or resold except as permitted under the Operating Agreement, the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom. Additionally, the Common Stock is not registered under the Securities Act or qualified under the "Blue-Sky" laws of any state or jurisdiction, nor do we have any current intention to seek registration. Currently there is no trading market for the Common Stock and as a result, all Investors should assume the Common Stock is illiquid.

The purchase of the Company's Common Stock is a speculative investment.

Our goals are highly speculative and there is no assurance that we will be able to meet any of them. Our

ability to achieve our objectives may be determined by factors beyond our control and that cannot be predicted at this time. Consequently, there can be no assurance that our efforts to start and expand our business operations will prove to be sufficient to enable us to generate the funds require to operate our business. Investors who purchase the Company's Common Stock should be aware that they may not earn a substantial return on their investment and may, in fact lose their investment entirely.

There can be no assurance that you will realize a return on your investment.

No assurance can be given that you will realize a return on your investment or that you will not lose your entire investment. For this reason, you should read the Subscription Agreement to which these Risk Factors are attached and all other exhibits attached thereto carefully. Additionally, you should consult with your own personal legal and financial advisors prior to making any investment decision.

We can provide no assurances or certainty as to an investment in the Company being profitable.

There is no assurance that cash flow or profits will be generated by our investments. The lack of cash flow or profits will negatively affect our ability to meet our goals. Neither the Company nor any of its members or affiliates are obligated to provide the Investors with a guarantee against a loss on their investment or negative cash flows, and neither the Company nor any of its members or affiliates have or intend to provide such a guarantee.

RISKS ASSOCIATED WITH RETIREMENT PLANS

An investment in the Company may not qualify as an appropriate investment for retirement plans.

There are special considerations that apply to pension or profit sharing trusts or IRA's investing in our securities and thus you should consult with your financial and retirement plan advisors prior to investing any money from your retirement plan. If you are investing the assets of a Pension, Profit Sharing, 401(k), Keogh, or other qualified Retirement Plan, or the assets of an IRA in our Securities, you could incur liability or subject the plan to taxation if:

- your investment is not consistent with your fiduciary obligations under ERISA under the Internal Revenue Code;
- your investment is not made in accordance with the documents and instruments governing your plan or IRA, including your plans investment policy;
- your investment does not satisfy the prudence and diversification requirements of Section 40 (a) (1)(B) and 404 (A) (1)(C) of ERISA;
- your investment impairs the liquidity of the plan;
- your investment produces "unrelated business taxable income" for the plan or IRA;
- you will not be able to value the assets of the plan annually in accordance with ERISA requirements; or
- your investment creates a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code.

Our assets may be Plan Assets for ERISA purposes, which could subject us to additional restrictions on our ability to operate our business.

ERISA and the Internal Revenue Code may apply what is known as the look-through rule to this investment. Under the look-through rule, the assets of an entity in which a qualified plan or IRA has made an equity investment may constitute assets of the qualified plan or IRA. A fiduciary of a qualified plan or IRA should consult with its advisors and carefully consider the effect of that treatment if that were to occur. We may only accept less than 25% of the gross proceeds of the Offering from Qualified Plans and IRAs.

[*Remainder of Page Intentionally Left Blank*]

EXHIBIT C
ACCREDITED INVESTOR QUESTIONNAIRE

ACCREDITED INVESTOR QUESTIONNAIRE

Dear Investor:

The information contained in this questionnaire is being furnished to NSure, Inc., a Delaware corporation (the "**Company**"), in order that the Company may determine whether acquisition of the Company's securities (the "**Securities**") may be made by you, as an investor, in light of the requirements of Regulation D promulgated under the Securities Act of 1933, as amended (the "**Securities Act**"), and certain exemptions contained in state securities laws. You understand that the information is needed for the Company to determine whether it has reasonable grounds to believe that you are an "accredited investor" as that term is defined in Regulation D and that you have such knowledge and experience in financial, investment and business matters and that you are capable of evaluating the merits and risks of the proposed investment in the Securities. You understand that (a) the Company will rely on the information contained herein for purposes of such determination, (b) the Securities may not be registered under the Securities Act, (c) the Securities may not be registered under the securities laws of any state, and (d) this questionnaire is not an offer to acquire the Securities or any other securities in any case where such offer would not be legally permitted.

Information contained in this questionnaire will be kept confidential by the Company and its agents, employees and representatives. You understand, however, that the Company may have the need to present it to such parties as it deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished by the investor:

Please answer all questions. If the answer is "none" or "not applicable," please so state.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1. A. <u>If Investor is an Individual:</u>

Name:__________ Age:__________

Social Security Number:__________ No. of Dependents:__________

Marital Status:__________ Citizenship:__________

If interests are to be jointly held:

Name:__________ Age:__________

Social Security Number:__________ No. of Dependents:__________

Marital Status:__________ Citizenship:__________

B. <u>If Investor is an Entity:</u>

Name RELIANCE GLOBAL GROUP, INC State of Organization: FLORIDA

EIN: 46 - 339 0293 Date of Formation: AUG. 2 13

2. A. **<u>If Investor is an Individual</u>:**

Residence Address:____

____

Mailing Address (if different):_________________________________

____

Telephone Number: ____________________________

Facsimile Number: ____________________________

Email Address: _______________________________

B. **<u>If Investor is an Entity</u>:**

Business Address:____

____

Mailing Address (if different):_________________________________

____

Telephone Number: ____________________________

Facsimile Number: ____________________________

Email Address: _______________________________

3. A. **<u>If Investor is an Individual</u>:**

State in which the investor:

is licensed to drive: ______________

is registered to vote: _____________

B. **<u>If Investor is an Entity</u>:**

State in which the investor:

files income tax returns: ________________

has principal place of business: _____________

4. **<u>If Investor is an Individual</u>:**

Please describe your current employment, including the name of the business and any entity by which you are employed and its principal business:

____

____

Please describe any college or graduate degrees held by you: __________________________

____

____

5. **If Investor is an Entity:**

Provide the total assets of the entity as of a recent date:*

Assets: $ 17,734,064 — UNAUDITED Date: ~~[illegible]~~ 9/30/19

** In the event the entity has less than $5,000,000 in assets, each shareholder, partner, member, or beneficiary (in the case of a trust), as applicable, must be an accredited investor and complete this questionnaire.*

6. **If Investor is an Individual:**

Please initial on the line applicable to you under "Individual" and to you and your spouse under "Joint":

(a) Gross Income During Last Two Years

Individual		Joint (with spouse)		
2018	2017	2018	2017	
______	______	______	______	Less than $200,000
______	______	______	______	$200,000 - 299,000
______	______	______	______	$300,000 - 1,000,000
______	______	______	______	More than $1,000,000

(b) Anticipated Gross Income During 2019

Individual	Joint (with spouse)	
______	______	Less than $200,000
______	______	$200,000 - $299,000
______	______	$300,000 - $1,000,000
______	______	More than $1,000,000

(c) Current "Net Worth" (Exclusive of Primary Residence)[1]

______ Less than $1,000,000

______ $1,000,000 - $5,000,000

______ More than $5,000,000

7. Is the investor involved in any litigation, which, if an adverse decision occurred, would materially affect the investor's financial condition?

Yes ____ No ✓

[1] "Net Worth" means the excess of total assets at fair market value, including cash, stock, securities, personal property and real estate (*other than* your primary residence), over total liabilities (*other than* a mortgage or other debt secured by your primary residence). In the event that the amount of any mortgage or other indebtedness secured by your primary residence exceeds the fair market value of the residence, that excess liability must also be deducted from your net worth. Any mortgage or indebtedness secured by your primary residence incurred within 60 days before the time of the sale of the securities offered hereunder, other than as a result of the acquisition of the primary residence, shall also be deducted from your net worth.

If yes, please provide details: ____________________

____

8. The investor is an experienced and sophisticated investor or is advised by a qualified investment advisor, all as required under the securities laws and regulations.

Yes ✓ No ____

9. The investor understands the full nature and risk of an investment in the Securities and can afford the complete loss of the entire investment in the Securities.

Yes ✓ No ____

10. The investor is able to bear the economic risk of an investment in the Securities for an indefinite period of time and understands that an investment in the Securities may be illiquid.

Yes ✓ No ____

11. Does the investor have any other investments or contingent liabilities that the investor reasonably anticipates could cause the need for sudden cash requirements in excess of cash readily available to the investor?

Yes ____ No ✓

If yes, please explain: ____________________

____

12. Please describe the investor's experience as an investor (including amounts invested) in securities, particularly investments in non-marketable and tax incentive securities.

1 B Plus in R. E. of Securities & Business Acquisitions

13. Has the investor participated in other private placements of securities?

Yes ✓ No ____

If yes, please provide detail: ____________________

____

14. In evaluating the merits and risks of this investment, does the investor intend to rely upon the advice of the investor's attorney, accountant or other advisor?

Yes ✓ No ____

15. If the investor is an entity, was it formed for the specific purpose of acquiring the Securities offered?

Yes ____ No ✓

16. Manner in which title to Securities is to be held: (circle one)

(a) Individual Ownership
(b) Community Property
(c) Joint Tenant with Right of Survivorship (both parties must sign)
(d) Partnership
(e) Tenants in Common
(f) Company
(g) Trust
(h) Other: ____________________

17. Further Representations.

The investor understands that the Company will be relying on the accuracy and completeness of the investor's responses to the foregoing questions and the investor represents and warrants to the Company as follows:

(i) The answers to the above questions are complete and correct and may be relied upon by the Company whether or not the offering in which the investor proposes to participate is exempt from registration under the Securities Act and the securities laws of certain states;

(ii) The investor will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by the investor of the Securities; and

(iii) The investor or its management, in case of an entity, has sufficient knowledge and experience in financial, investment and business matters to evaluate the merits and risks of the prospective investment; and the investor is able to bear the economic risk of the investment in the Securities and currently could afford a complete loss of such investment.

[*Signature Page Follows*]

NSURE, INC.

ACCREDITED INVESTOR QUESTIONNAIRE SIGNATURE PAGE

IN WITNESS WHEREOF, the undersigned has executed this Accredited Investor Questionnaire as of the date set forth below and declares under oath that it is truthful and correct to the best of the undersigned's knowledge.

Signature of the Investor or Authorized Signatory of Investor: [signature]

Name of Investor: RELIANCE GLOBAL GROUP, INC

Name of Authorized Signatory: EZRA S. BEYMAN

Title of Authorized Signatory: CEO / CHAIRMAN

Date: Feb 19 '20

If jointly held:

Signature of the Investor or Authorized Signatory of Investor: ______________________

Name of Investor: ______________________

Name of Authorized Signatory: ______________________

Title of Authorized Signatory: ______________________

Date: ______________________

EXHIBIT D
BAD ACTOR QUESTIONNAIRE

NSure, Inc. (the "Issuer")
Bad Actor Questionnaire for Entities

Legal Name of Entity: Reliance Global Group, Inc

Relationship to Issuer: —

Please complete the following questions on behalf of the foregoing entity. Please feel free to contact the Issuer for clarification on any of the foregoing questions.

1. Please list each of the Executive Officers, Directors, Managers and Officers of the Entity named above participating in the offering of the Issuer's securities:

   — Ezra S. Beyman

   Alex Blumenfrucht

   If you are a General Partner, Managing Member, Investment Manager, Placement Agent or other entity receiving payment in connection with the Offering, please have each of the foregoing individuals complete a separate Bad Actor Questionnaire for Individuals in the form attached hereto. If you are a beneficial owner of more than 20% of the Issuer's securities, a separate Bad Actor Questionnaire for Individuals will not be required for each of the foregoing individuals.

2. Have you been convicted, within the last 10 years, of a felony or misdemeanor: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

   ☐ Yes ☑ No

3. Are you subject to any order, judgment or decree of any court of competent jurisdiction, entered within the last five years that currently restrains or enjoins you from engaging or continuing to engage in any conduct or practice: (A) in connection with the purchase or sale of any security; (B) involving the making of any false filing with the SEC; or (C) arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

   ☐ Yes ☑ No

4. Are you subject to a final order of a state securities commission (or an agency or office of a state performing similar functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the U.S. Commodity Futures Trading Commission; or the National Credit Union Administration that: (A) presently, bars you from: (1) association with an entity regulated by such commission, authority, agency, or officer; (2) engaging in the business of securities, insurance or banking; or (3) engaging in savings association or credit union activities; or (B) constitutes a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct entered within ten years before the date hereof?

   ☐ Yes ☑ No

5. Are you presently subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 or section 203(e) or (f) of the Investment Advisers Act of 1940 that: (A) suspends or revokes your registration as a broker, dealer, municipal securities dealer or investment adviser; (B) places limitations on your activities, functions or operations; or (C) bars you from being associated with any entity or from participating in the offering of any penny stock?

   ☐ Yes ☑ No

6. Are you subject to any order of the SEC entered within five years before the date hereof that currently orders you to cease and desist from committing or causing a violation or future violation of: (A) any scienter-based anti-fraud provision of the federal securities laws, including without limitation section 17(a)(1) of the Securities Act of 1933, section 10(b) of the Securities Exchange Act of 1934 and 17 CFR 240.10b-5, section 15(c)(1) of the Securities Exchange Act of 1934 and section 206(1) of the Investment Advisers Act of 1940, or any other rule or regulation thereunder; or (B) Section 5 of the Securities Act of 1933?

☐ Yes ☑ No

7. Are you currently suspended or expelled from membership in, or suspended or barred from association with a member of, a registered national securities exchange or a registered national or affiliated securities association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

☐ Yes ☑ No

8. Have you filed (as a registrant or issuer), or been named as an underwriter in, any registration statement or Regulation A offering statement filed with the SEC that, within the last five years, was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or are you currently the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

☐ Yes ☑ No

9. Are you subject to a United States Postal Service false representation order entered within the last five years, or are you subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

☐ Yes ☑ No

If you answer "Yes" to any of questions 2-9 above, please describe the event(s), including the date of the event and, if applicable, the court or agency involved in such conviction, order, judgment or decree. Please attach additional pages if necessary.

The undersigned hereby certifies under penalty of perjury that (a) the undersigned is an officer of the above named entity, (b) the undersigned is duly authorized to complete this questionnaire on behalf of the above named entity, and (c) to the best of the undersigned's knowledge, after reasonable due inquiry, the foregoing information is true and correct in all respects. The undersigned understands that this questionnaire will be used by the Issuer in order to comply with applicable securities laws and that the failure to disclose applicable information could restrict the Issuer's ability to conduct a private placement of securities in compliance with the Securities Act of 1933, as amended. The undersigned further acknowledges that the Issuer may be required by Rule 506(e) of Regulation D promulgated under the Securities Act of 1933 to disclose the information contained in this questionnaire to potential purchasers of the Issuer's securities and hereby consents, on behalf of the above named entity, in the undersigned's capacity as an officer of the above named entity, to the disclosure of such information. In the event that any of the information in the foregoing questionnaire becomes untrue at any time, the undersigned hereby agrees to promptly provide the Issuer with an update to this questionnaire and a description of such event(s) which make the answers to this questionnaire untrue.

Name of Entity: Reliance Global Group, Inc

Signature of Authorized Person: ______________________

Printed Name: Eyal Beyman

Title: CEO / Chairman

Date: Feb 18 '20

EXHIBIT E

CERTIFICATE OF GOOD STANDING

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY "NSURE INC." IS DULY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE AND IS IN GOOD STANDING AND HAS A LEGAL CORPORATE EXISTENCE SO FAR AS THE RECORDS OF THIS OFFICE SHOW, AS OF THE NINETEENTH DAY OF FEBRUARY, A.D. 2020.

AND I DO HEREBY FURTHER CERTIFY THAT THE ANNUAL REPORTS HAVE BEEN FILED TO DATE.

AND I DO HEREBY FURTHER CERTIFY THAT THE SAID "NSURE INC." WAS INCORPORATED ON THE TWENTY-SIXTH DAY OF APRIL, A.D. 2018.

AND I DO HEREBY FURTHER CERTIFY THAT THE FRANCHISE TAXES HAVE BEEN PAID TO DATE.

Jeffrey W. Bullock, Secretary of State

6861620 8300

SR# 20201249089

You may verify this certificate online at corp.delaware.gov/authver.shtml

Authentication: 202415842

Date: 02-19-20

EXHIBIT F

SCHEDULES

Schedule 3.1(g) – The capitalization of the Company.

Cap table now 2/17/2020 Nsure Inc.	Class A Common	Class B Common	A1 Preferred	A2 Preferred*	other series Preferred
Founders	10,000,000		1,000		
Investors (A2 Preferred)				1,972	
issued	10,000,000	0	1,000	1,972	0
authorized	90,000,000	10,000,000	1,000	5,000	49,995,000

A2 Preferred* 12% coupon p.a., conversion at the price of the next round of financing with 20% discount, cap at $25M pre-money
We estimate that 1972 shares of A2 Preferred will convert into 840,000 shares of Class A Common
Max number of common if all 5 year warrants from A2 Preferred executed: 497,250

Estimated cap table (after full A2 Preffered conversion) Nsure Inc.	Class A Common	Class B Common	A1 Preferred	A2 Preferred*	other series Preferred
Founders	10,000,000		1,000		
Investors (A2 Preferred)	840,000				
issued	10,840,000	0	1,000	0	0
authorized	90,000,000	10,000,000	1,000	5,000	49,995,000

Estimated cap table (after full A2 Preffered conversion) (after full $20M issue to RELI) Nsure Inc.	Class A Common	Class B Common	A1 Preferred	A2 Preferred*	other series Preferred	
Founders	10,000,000		1,000			
Investors (A2 Preferred)	840,000					
RELI	**5,837,462**					**35.0%**
issued	16,677,462	0	1,000	0	0	
authorized	90,000,000	10,000,000	1,000	5,000	49,995,000	

Issue to RELI	Class A Common	Amt of investment	Price per share ($)
1st tranche	291,873	1,000,000	3.4261
2nd tranche	875,619	3,000,000	3.4261
3rd tranche	4,669,970	16,000,000	3.4261
TOTAL	**5,837,462**	**20,000,000**	**3.4261**

Schedule 3.1(h) - Material Changes; Undisclosed Events, Liabilities or Developments.
NONE except the shares issues described in the Schedule 3.1 (g) and debt described in Schedule 3.1(r)

Schedule 3.1 (m) -Transactions With Affiliates and Employees
NONE except the shares issues described in the Schedule 3.1 (g) and debt described in Schedule 3.1(r)

Schedule 3.1(r) - all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary in excess of $250,000
Quark Ventures LLC ("Quark") is a company owned by Wojciech Gudaszewski and Adrian Dzielnicki. Nsure Inc. has $188,100 debt incurred from Quark with 5% coupon, payable on Dec, 31, 2020 and liabilities of $282,500 invoice payable on Dec 31, 2020, and $530,500 invoice payable on Dec 31, 2021.